UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM N-CSRS/A

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-08349

Name of Fund: BlackRock MuniHoldings Florida Insured Fund

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock MuniHoldings Florida Insured Fund, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 02/28/07

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

Semi-Annual Reports                                                    BLACKROCK
(Unaudited)

FEBRUARY 28, 2007

BlackRock MuniHoldings Florida Insured Fund
BlackRock MuniHoldings New York Insured Fund, Inc.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock MuniHoldings Florida Insured Fund
BlackRock MuniHoldings New York Insured Fund, Inc.

Quality Profiles as of February 28, 2007

BlackRock MuniHoldings
Florida Insured Fund                                            Percent of Total
By S&P/Moody's Rating                                              Investments
--------------------------------------------------------------------------------
AAA/Aaa............................................................     93.2%
AA/Aa..............................................................      0.5
A/A................................................................      4.3
BBB/Baa............................................................      0.7
Other*.............................................................      1.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.

BlackRock MuniHoldings
New York Insured Fund, Inc.                                     Percent of Total
By S&P/Moody's Rating                                              Investments
--------------------------------------------------------------------------------
AAA/Aaa............................................................     91.9%
AA/Aa..............................................................      5.7
A/A................................................................      1.7
BBB/Baa............................................................      0.2
Other*.............................................................      0.5
--------------------------------------------------------------------------------
* Includes portfolio holdings in short-term investments and variable rate demand notes.

Announcement of Annual Stockholders Meeting

The Funds have determined that their annual stockholders meetings originally scheduled to be held in April 2007 will be postponed and will be held in September 2007. Proposals of stockholders intended to be presented at the meeting must be received by the Fund by May 15, 2007 for inclusion in each Fund's proxy statement and form of proxy for that meeting. The persons named as proxies in the proxy materials for each Fund's 2007 annual meeting of stockholders may exercise discretionary authority with respect to any stockholder proposal presented at such meeting if written notice of such proposal has not been received by the Funds by July 1, 2007. Written proposals and notices should be sent to the Secretary of the Fund, 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Availability of Quarterly Schedules of Investments

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds' Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds' electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisers, banks or brokerages may offer this service.


2       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

A Letter to Shareholders

Dear Shareholder

The new year began on a positive note for most financial markets, continuing the momentum from the fourth quarter of 2006. At the end of February, however, global equity markets registered their first significant decline since last summer. The market jitters were triggered by a significant setback in the Chinese market and were exacerbated by several concerns, notably a weakening economy, some disappointing corporate earnings announcements, geopolitical concerns related to Iran's nuclear program and increasing delinquencies in the subprime mortgage market. Despite the recent spate of volatility, underlying stock market fundamentals appear quite sound, supported by a generally good global economic backdrop, tame inflation, relatively low interest rates and attractive valuations.

Not unlike the equity market, the bond market also has seen volatility recently as observers have attempted to interpret mixed economic signals. A bond market rally late last year reversed early in 2007 as the economic data strengthened. Prices improved (and yields fell) again in February as equities struggled. Notably, the Treasury curve remained inverted for much of 2006 and into 2007. The 30-year Treasury yield stood at 4.68% on February 28, 2007, while the one-month Treasury offered the highest yield on the curve at 5.24%.

For its part, the Federal Reserve Board (the Fed) has left the target short-term interest rate on hold at 5.25% since first pausing on August 8, 2006. Although the central bankers continue to express concern about potential infla tionary pressures, they also have made reference to signs of economic weakness in their public statements. Most observers expect the Fed to keep interest rates on hold for now, but acknowledge that the combination of a mild economic slowdown and moderating inflation could prompt an interest rate cut later in 2007.

Notwithstanding the volatility along the way, most major market indexes managed to post positive returns for the annual and semi-annual reporting periods ended February 28, 2007:

Total Returns as of February 28, 2007                                          6-month         12-month
=======================================================================================================
U.S. equities (Standard & Poor's 500 Index)                                    + 8.93%          +11.97%
-------------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                   +10.76           + 9.87
-------------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)              +12.17           +21.07
-------------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)                            + 3.66           + 5.54
-------------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                 + 2.89           + 4.96
-------------------------------------------------------------------------------------------------------
High yield bonds (Credit Suisse High Yield Index)                              + 8.62           +12.36
-------------------------------------------------------------------------------------------------------

If the recent market movements are any guide, 2007 could be a year of enhanced market volatility. As you navigate the uncertainties of the financial markets, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. We thank you for trusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                             Sincerely,


                                             /s/ Robert C. Doll, Jr.

                                             Robert C. Doll, Jr.
                                             Fund President and Trustee/Director


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       3

A Discussion With Your Funds' Portfolio Managers

      Portfolio activity was centered on maintaining a stable net asset value and competitive yield amid the prevailing low interest rate environment and limited new investment opportunities.

Describe the recent market environment relative to municipal bonds.

Long-term bond yields moved slightly lower during the six-month period, as their prices correspondingly increased. The municipal bond market's strong technical position allowed long-term tax-exempt bond yields to decline more than taxable yields.

Bond prices began to improve early in the period as economic growth softened and the Federal Reserve Board (the Fed) opted to refrain from raising its target interest rate after 17 consecutive increases since mid-2004. Bond prices found additional support from moderating oil prices, and by the end of November, 30-year U.S. Treasury bond yields had declined 32 basis points (.32%) to 4.56%.

In December 2006 and January 2007, however, economic releases were generally stronger than expected. The more positive economic environment, coupled with year-end profit-taking, helped push bond yields higher (and prices lower). By the end of January, long-term U.S. Treasury bond yields had risen to 4.93% before falling again in February as softer economic news, particularly relating to employment and housing, allowed bond prices to rally once again.

At the end of February 2007, 30-year U.S. Treasury bond yields stood at 4.68%, a decline of 20 basis points over the past six months. Ten-year U.S. Treasury note yields declined 18 basis points during the period to 4.56%. Longer-maturity tax-exempt issues outperformed comparable U.S. Treasury issues as investor demand outstripped a resurgent new-issue calendar. As reported by Municipal Market Data, yields on AAA-rated municipal issues maturing in 30 years declined 28 basis points to 3.97%, while yields on 10-year, AAA-rated issues declined eight basis points to 3.67%.

Investor demand for municipal product remained strong throughout the six-month period. According to the Investment Company Institute, long-term municipal bond funds had net new cash flows of over $15 billion in 2006, a 200% increase compared to flows in 2005. This positive trend continued into 2007, with net cash flows in January exceeding $2.8 billion. Weekly fund flows, as reported by AMG Data, also have supported tax-exempt bond prices. Weekly average cash flows into long-term tax-exempt funds averaged more than $420 million over the past six months and more than $487 million in February. These flows represent a considerable improvement from weekly levels of $230 million - $250 million in the middle of 2006.

New issuance in the municipal market has surged in recent months as municipalities have rushed to take advantage of low market yields and solid investor demand. During the six-month period, more than $206 billion in new long-term tax-exempt bonds was issued, an increase of 19.5% versus the same period a year ago. During the last three months, more than $115 billion in new long-term municipal bonds was underwritten, an increase of over 50% compared to the same period a year earlier. The recent increase in issuance has made the municipal market's outperformance even more impressive. In the past three months, we saw more than 10 underwritings that were greater than $750 million in size. Investor demand has been so strong that these issues were well oversubscribed and saw their initial offering yields reduced by as much as 10 basis points.

Looking ahead, the tax-exempt bond market's technical position is likely to remain supportive, leading to continued outperformance relative to taxable issues. We believe recent stock market volatility and a benign inflationary environment should foster continued retail demand for municipal product in the coming months.


4       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

BlackRock MuniHoldings Florida Insured Fund

Describe conditions in the State of Florida.

Florida maintains credit ratings of Aa1, AAA and AA+ from Moody's, Standard & Poor's and Fitch, respectively. The state's consistently strong financial performance has been the result of a robust service-oriented economy, prudent budget decisions and a moderate debt profile. Florida's budget for fiscal year 2007 grew 7% to $74 billion and reflects continued spending constraints, conservative revenue projections and additional deposits to the state's reserve funds. Florida has adhered to strict budget guidelines in recent history and we expect that trend to continue, as many of the state's budget practices have been made into law, including the Constitutional limit on the spending of non-recurring revenues, which was adopted by voters in November 2006.

Solid economic growth has allowed the state to build revenue reserves to an estimated $8 billion and to offer its residents some tax relief in the form of tax credits, tax-free shopping days and the repeal of the intangible tax. Overall sales tax growth, which has averaged over 8% per year in recent history, should be sufficient to cover any revenue losses associated with the repeal of the intangible tax, though no new revenue streams have been created. Spending at the state level remains dominated by education, with over 50% of the budget dedicated to primary and secondary education needs. The state also faces significant additional spending requirements as a result of the recent Class Size Initiative and an overall desire to increase the quality of public education in Florida. In addition to education, we expect that population growth will increase demand on the government to provide more monies for transportation, public safety, health services and emergency relief.

Overall, Florida's economy continues to outperform on both a national and regional basis. Job creation has surpassed the national average, leading to low unemployment and rising personal incomes. The most recent data reflects an unemployment rate of 3.2%, compared to a national average of 4.4%. These trends, coupled with a relatively low cost of living, have encouraged migration into Florida and led to a more diversified demographic base. Although the demands of a growing population will put pressure on the state's finances, we continue to believe that Florida is well-positioned given its financial flexibility and record of proactive management.

How did the Fund perform during the period?

For the six-month period ended February 28, 2007, the Common Shares of BlackRock MuniHoldings Florida Insured Fund had net annualized yields of 4.94% and 5.29%, based on a period-end per share net asset value of $14.77 and a per share market price of $13.81, respectively, and $.362 per share income dividends. Over the same period, the total investment return on the Fund's Common Shares was +2.77%, based on a change in per share net asset value from $14.75 to $14.77, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, lagged the +3.11% average return of the Lipper Florida Municipal Debt Funds category for the six-month period. (Funds in this Lipper category limit their investment to those securities exempt from taxation in the State of Florida.) The Fund's underperformance is attributed largely to its exposure to bonds with intermediate maturities, which lagged as the yield curve flattened. We have exposure to these sectors through bonds that have been prerefunded -- thereby transforming several of our longer-dated issues into intermediate maturities. Although these bonds have underperformed on a total return basis, they were acquired in a higher interest rate environment and, as such, contribute meaningfully to the portfolio's yield. This has allowed the Fund to maintain an above-average distribution rate compared to its peers. While we have made efforts to reduce some of the Fund's concentration in prerefunded bonds, the cycle repeats itself as more bonds are prerefunded and the absolute low level of interest rates makes them difficult to replace.

As we have noted in the past, the Fund is an insured product within a peer group that includes funds with the ability to invest in uninsured and non-investment grade credits. Although the credit spread tightening phenomenon that has benefited non-investment grade issues has slowed, these lower quality credits still amply outperformed the high-grade market during the reporting period, and our lack of exposure detracted from performance versus our more aggressive peers.


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       5

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Shares (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Shares can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

We did not alter our mainline strategy -- that is, we continued our efforts to increase the level of income provided to shareholders while muting the Fund's net asset value volatility. Having said that, the low absolute level of interest rates has presented challenges in terms of yield enhancement, as most of the bonds in the portfolio are booked at higher yields than those currently available in the market. In general, we made purchases when the market backed up (that is, rates increased and prices fell) and were sellers in November, after the market had rallied sharply (that is, rates fell and prices increased).

For the most part, we continued to target premium-coupon bonds in the 20-year to 30-year maturity range whenever they became available. We continued to find the most attractive risk/reward trade-off here, although the flatness of the yield curve has made for few compelling opportunities. New municipal issuance in the State of Florida increased roughly 20% over the six months compared to the same period a year ago. However, as has been the case for some time, few new issues met our desired investment characteristics. Much of the supply came in the form of refinancings, and the majority of the new issues came with coupons below 5%.

Importantly, we remained fully invested throughout the period in an effort to augment yield.

For the six-month period ended February 28, 2007, the Fund's Auction Market Preferred Shares had average yields as follows: Series A, 3.54%; Series B, 3.51%; Series C, 3.53%; Series D, 3.50%; and Series E, 3.53%. There was no material change in the Fundborrowing costs over the course of the period, as the Fed left the short-term interest rate target unchanged at 5.25%. Although flat by historical standards, the tax-exempt yield curve maintained a positive slope throughout the period (particularly compared to the U.S. Treasury curve), allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Shares from the leveraging of Preferred Shares. Of course, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Shares. For a more complete explanation of the benefits and risks of leveraging, see page 9 of this report to shareholders.

How would you characterize the Fund's position at the close of the period?

We ended the period with a slightly defensive stance on interest rates, reflecting a shift we had made after the market rallied strongly in the fourth quarter of 2006. We expect to return to a neutral posture, given the flatness of the yield curve and the fact that the Fed has remained on hold since last increasing rates in June, instead relying on security selection as the key driver of performance. While we had expressed some interest in the 10-year to 20-year maturity range in our last report to shareholders, we generally have remained focused on longer-dated Florida issues, which we believe offer greater potential for yield enhancement. We intend to exercise patience as we continue to look for 20-year to 30-year bonds with coupons in the area of 5%.


6       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

BlackRock MuniHoldings New York Insured Fund, Inc.

Describe conditions in the State of New York.

The State of New York is rated Aa3, AA and AA- by Moody's, Standard & Poor's and Fitch, respectively, all with stable trends. New York State ranks fifth in both debt per capita and debt as a percent of personal income, according to Moody's. It also ranked fifth in per capita income in 2005 (latest), according to the U.S. Department of Commerce. New York's January 2007 unemployment rate was 4.3% versus the U.S. national rate of 4.6%. Fiscal year 2006 operations resulted in a $2 billion surplus and an ending $900 million "rainy day" reserve. The November 2006 financial plan update forecasts a $1.1 billion General Fund surplus in fiscal year 2007 due to higher-than-expected receipts and spending reductions.

New York's Governor recently proposed a $120.6 billion budget for fiscal year 2008 that increases spending by 6.3%, the largest annual increase since 2000, and includes $2.8 billion in gap-closing measures, such as $1.2 billion in healthcare cuts. Key credit issues are cost pressures from Medicaid, pensions and school aid, as well as the sustainability of growing personal income tax receipts.

How did the Fund perform during the period?

For the six-month period ended February 28, 2007, the Common Stock of BlackRock MuniHoldings New York Insured Fund, Inc. had net annualized yields of 4.66% and 5.01%, based on a period-end per share net asset value of $15.13 and a per share market price of $14.08, respectively, and $0.350 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +3.65%, based on a change in per share net asset value from $14.96 to $15.13, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +3.29% average return of the Lipper New York Insured Municipal Debt Funds category for the six-month period. (Funds in this Lipper category invest primarily in securities exempt from taxation in New York and insured as to timely payment.) An ongoing commitment to generating an above average level of distribution income for shareholders was the primary driver of the Fund's total return performance. Notably, the Fund maintained an above average yield compared to its Lipper peers.

The Fund's appetite for incremental yield forced it to seek securities on the long end of the municipal yield curve, which was among the best-performing segments in both the municipal market and broader fixed income markets during the period. This strategy provided a dual benefit for the Fund, allowing it to pick up additional market yield while also reaping higher total returns thanks to a sharp rally in longer-dated municipal securities. Out-of-favor coupons (mainly discounted bonds) and housing bonds were among the portfolio's stronger performing assets.

Detracting from the Fund's performance was the ongoing effect of a low-interest-rate environment, wherein issuers of higher coupon bonds pursue refinancing opportunities and call their outstanding bonds. This trend persisted during the semi-annual period, and as is characteristic of this scenario, detracted from overall performance by dampening the distribution income of the Fund.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of distributions, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

Portfolio activity was centered on maintaining the Fund's relatively high distribution rate. We invested largely on the long end of the curve, where we found attractive opportunities to trade the portfolio and generate higher levels of income. Among our key purchases were the abovementioned lower-coupon and housing bonds, as well as zero-coupon bonds that included Puerto Rican zero-coupon bonds. Alternative minimum tax (AMT) issues also were a good source of incremental yield during the period. We continued to trim some of the portfolio's short-term investments, specifically shorter-dated prerefunded bonds and high-coupon, short-call bonds (primarily those with call dates within three years or less).


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       7

A Discussion With Your Funds' Portfolio Managers (concluded)

New issuance in the New York municipal market was fairly stagnant, which continues to present a challenge in terms of diversifying the portfolio and making up for yield lost to calls of higher-coupon bonds. New issuance was down 9.7% over the six-month period, although the latter three months saw a significant rise (+70%), which was attributable to a handful of large deals. The two most noteworthy transactions in which we participated were a $2 billion bond offering by Hudson Yards Infrastructure (new development project) and a $227 million offering by Carousel Center in Syracuse (existing mall expansion project). The remaining new issues were primarily in credits where the Fund already has some exposure, including Long Island Power Authority, or offered little in the way of diversification.

For the six months ended February 28, 2007, the Fund's Auction Market Preferred Stock had average yields as follows: Series A, 3.15%; Series B, 3.18%; Series C, 3.24%; Series D, 3.25%; and Series E, 3.20%. There was no material change in the Fund's borrowing costs over the course of the period, as the Fed left the short-term interest rate target unchanged at 5.25%. Although flat by historical standards, the tax-exempt yield curve maintained a positive slope throughout the period (particularly compared to the U.S. Treasury curve), allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. For a more complete explanation of the benefits and risks of leveraging, see page 9 of this report to shareholders.

How would you characterize the Fund's position at the close of the period?

Given a quiet Fed and few new-issue prospects, we are focusing our efforts on identifying compelling relative value trading opportunities, while continuing to add higher-yielding securities as occasions arise. At the same time, we await the new-issue calendar to offer greater prospects for diversification, as well as income accrual. We continue to expect relative value trading and yield to be the key drivers of the Fund's future performance and, accordingly, will look to the long end of the municipal yield curve to supply the most suitable prospects.

Robert D. Sneeden
Vice President and Portfolio Manager
BlackRock MuniHoldings Florida Insured Fund

Timothy T. Browse, CFA
Vice President and Portfolio Manager
BlackRock MuniHoldings New York Insured Fund, Inc.

March 19, 2007


8       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

The Benefits and Risks of Leveraging

The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Shares or Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Funds issue Preferred Shares or Stock, which pay dividends at prevailing short-term interest rates, and invest the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares or Stock, is paid to Common Shareholders or Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Shares or Stock. However, in order to benefit Common Shareholders or Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders or Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Shares or Stock capitalization of $100 million and the issuance of Preferred Shares or Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares or Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Shareholders or Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders or Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares or Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Shares or Stock (that is, its price as listed on the New York Stock Exchange), may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' or Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares or Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares or Stock may also decline.

As of February 28, 2007, BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. had leverage amounts, due to Auction Market Preferred Shares or Stock of 39.46% and 40.14% of total net assets, respectively, before the deduction of Preferred Shares or Stock.

As a part of their investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in these securities.


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       9

Schedule of Investments as of February 28, 2007 (Unaudited)
                      BlackRock MuniHoldings Florida Insured Fund (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
District of Columbia -- 0.4%
-------------------------------------------------------------------------------
   $ 2,050    Metropolitan Washington Airports Authority, D.C.,
              Airport System Revenue Bonds, AMT, Series A,
              5.25% due 10/01/2032 (h)                                  $ 2,160
===============================================================================
Florida -- 149.0%
-------------------------------------------------------------------------------
     6,600    Alachua County, Florida, School Board, COP, 5.25%
                due 7/01/2029 (b)                                         7,107
-------------------------------------------------------------------------------
              Bay County, Florida, Sales Tax Revenue Bonds (b):
     3,490        5% due 9/01/2025                                        3,772
     3,665        5% due 9/01/2026                                        3,956
-------------------------------------------------------------------------------
     4,190    Beacon Tradeport Community Development District,
              Florida, Special Assessment Revenue Refunding
              Bonds (Commercial Project), Series A, 5.625%
              due 5/01/2032 (k)                                           4,563
-------------------------------------------------------------------------------
     8,000    Broward County, Florida, Educational Facilities
              Authority Revenue Bonds (Nova Southeastern
              University), 5% due 4/01/2031 (n)                           8,461
-------------------------------------------------------------------------------
              Cape Coral, Florida, Special Obligation Revenue
              Bonds (a):
     3,000        5% due 10/01/2030                                       3,212
     4,190        5% due 10/01/2033                                       4,480
-------------------------------------------------------------------------------
       410    Clay County, Florida, HFA, S/F Mortgage Revenue
              Bonds, AMT, 6.55% due 3/01/2028 (d)(i)                        418
-------------------------------------------------------------------------------
     1,320    Clay County, Florida, School Board, COP (Master
              Lease Program), 5.75% due 7/01/2010 (a)(j)                  1,416
-------------------------------------------------------------------------------
       900    Collier County, Florida, IDA, IDR, Refunding (Southern
              States Utilities), AMT, 6.50% due 10/01/2025                  911
-------------------------------------------------------------------------------
              Dade County, Florida, Water and Sewer System
              Revenue Bonds (h):
    20,575        5.25% due 10/01/2021                                   20,959
    21,640        5.25% due 10/01/2026                                   22,014
-------------------------------------------------------------------------------
     2,000    Deltona, Florida, Transportation Capital Improvement
              Revenue Bonds, 5.125% due 10/01/2026 (a)                    2,174
-------------------------------------------------------------------------------
              Emerald Coast, Florida, Utilities Authority, System
              Revenue Bonds (h):
     1,130        5.25% due 1/01/2026                                     1,239
     1,560        5.25% due 1/01/2036                                     1,699
-------------------------------------------------------------------------------
     1,515    Emerald Coast, Florida, Utilities Authority, System
              Revenue Refunding Bonds, 5% due 1/01/2023 (h)               1,645
-------------------------------------------------------------------------------
              Escambia County, Florida, HFA, S/F Mortgage Revenue
              Refunding Bonds (Multi-County Program), AMT,
              Series A (a)(i):
       105        6.30% due 10/01/2020                                      106
       390        6.375% due 10/01/2026                                     394
-------------------------------------------------------------------------------
     1,835    Flagler County, Florida, Capital Improvement Revenue
              Bonds, 5% due 10/01/2035 (a)                                1,951
-------------------------------------------------------------------------------
              Florida HFA, Homeowner Mortgage Revenue
              Refunding Bonds, AMT, Series 2 (a):
     1,455        5.75% due 7/01/2014                                     1,463
    11,025        5.90% due 7/01/2029                                    11,192
-------------------------------------------------------------------------------
    12,000    Florida Higher Educational Facilities Financing
              Authority Revenue Bonds (Flagler College, Inc.
              Project), 5.25% due 11/01/2036 (p)                         13,082
-------------------------------------------------------------------------------
     5,975    Florida Housing Finance Corporation, Homeowner
              Mortgage Revenue Bonds, AMT, Series 11, 5.95%
              due 1/01/2032 (c)                                           6,185
-------------------------------------------------------------------------------
       790    Florida Housing Finance Corporation, Homeowner
              Mortgage Revenue Refunding Bonds, AMT, Series 4,
              6.25% due 7/01/2022 (c)                                       807
-------------------------------------------------------------------------------
     2,055    Florida Housing Finance Corporation, Housing
              Revenue Bonds (Waverly Apartments), AMT,
              Series C-1, 6.30% due 7/01/2030 (c)                         2,196
-------------------------------------------------------------------------------
              Florida Municipal Loan Council Revenue Bonds,
              Series B (a):
     1,285        5.375% due 11/01/2025                                   1,361
     4,150        5.375% due 11/01/2030                                   4,389
-------------------------------------------------------------------------------
     3,750    Florida State Board of Education, Capital Outlay, GO,
              Public Education, Refunding, Series D, 5.75%
              due 6/01/2022 (c)                                           4,025
-------------------------------------------------------------------------------
     1,000    Florida State Board of Education, Capital Outlay, GO,
              Public Education, Series C, 5.75% due 6/01/2010 (h)(j)      1,073
-------------------------------------------------------------------------------
     2,200    Florida State Board of Regents, Housing Revenue
              Bonds (University of Central Florida), 5.25%
              due 10/01/2026 (h)                                          2,317
-------------------------------------------------------------------------------
     7,165    Florida State Board of Regents, University Systems
              Improvement Revenue Bonds, 5.25%
              due 7/01/2007 (a)(j)                                        7,275
-------------------------------------------------------------------------------
     3,505    Florida State Department of Management Services,
              Division Facilities Management Revenue Bonds (Florida
              Facilities Pool), Series A, 6% due 9/01/2010 (b)(j)         3,806
-------------------------------------------------------------------------------
              Florida State Governmental Utility Authority, Utility
              Revenue Bonds (b):
     2,350        (Citrus Utility System), 5.125% due 10/01/2033          2,495
     2,900        (Lehigh Utility System), 5.125% due 10/01/2033          3,079
-------------------------------------------------------------------------------

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
COP       Certificates of Participation
DRIVERS   Derivative Inverse Tax-Exempt Receipts
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
PILOT     Payment in Lieu of Taxes
S/F       Single-Family
VRDN      Variable Rate Demand Notes


10       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

                      BlackRock MuniHoldings Florida Insured Fund (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
===============================================================================
Florida (continued)
-------------------------------------------------------------------------------
   $ 8,805    Fort Myers, Florida, Utility System Revenue Refunding
              Bonds, 5% due 10/01/2031 (a)                              $ 9,450
-------------------------------------------------------------------------------
    16,000    Hernando County, Florida, School Board, COP,
              5% due 7/01/2030 (a)                                       17,046
-------------------------------------------------------------------------------
              Highlands County, Florida, Health Facilities Authority,
              Hospital Revenue Bonds (Adventist Health System):
     7,135        Series A, 6% due 11/15/2011 (j)                         7,889
     7,285        Series C, 5.25% due 11/15/2036                          7,782
-------------------------------------------------------------------------------
     3,425    Hillsborough County, Florida, Port District Revenue
              Bonds (Tampa Port Authority Project), AMT, 5%
              due 6/01/2036 (a)                                           3,606
-------------------------------------------------------------------------------
              Hillsborough County, Florida, School Board, COP (a)(j):
     6,600        5.375% due 7/01/2009                                    6,856
    33,400        6% due 7/01/2009                                       35,467
-------------------------------------------------------------------------------
     1,300    Indian River County, Florida, Water and Sewer Revenue
              Refunding Bonds, Series A, 5.25% due 9/01/2018 (h)          1,353
-------------------------------------------------------------------------------
     1,800    Jacksonville, Florida, Economic Development
              Commission, Health Care Facilities Revenue Bonds
              (Mayo Clinic -- Jacksonville), Series A, 5.50%
              due 11/15/2036 (a)                                          1,935
-------------------------------------------------------------------------------
     7,305    Jacksonville, Florida, Guaranteed Entitlement Revenue
              Refunding and Improvement Bonds, 5.25%
              due 10/01/2032 (h)                                          7,777
-------------------------------------------------------------------------------
    10,000    Jacksonville, Florida, Health Facilities Authority,
              Hospital Revenue Bonds (Baptist Medical Center
              Project), Series A, 5% due 8/15/2037                       10,405
-------------------------------------------------------------------------------
     1,870    Jacksonville, Florida, Port Authority, Seaport Revenue
              Bonds, AMT, 5.625% due 11/01/2026 (a)                       1,974
-------------------------------------------------------------------------------
              Jacksonville, Florida, Sales Tax Revenue Bonds:
     2,000        5.50% due 10/01/2016 (b)                                2,150
     3,800        5.50% due 10/01/2018 (b)                                4,076
    11,400        5% due 10/01/2027 (a)                                  12,048
-------------------------------------------------------------------------------
     1,500    Jacksonville, Florida, Water and Sewer Revenue Bonds
              (United Water Florida Project), AMT, 6.35%
              due 8/01/2025 (b)                                           1,516
-------------------------------------------------------------------------------
     5,000    Lake County, Florida, School Board, COP, Series A,
              5% due 6/01/2030 (b)                                        5,291
-------------------------------------------------------------------------------
     4,225    Lee County, Florida, Capital Revenue Bonds, 5.25%
              due 10/01/2023 (b)                                          4,552
-------------------------------------------------------------------------------
        85    Lee County, Florida, HFA, S/F Mortgage Revenue
              Bonds (Multi-County Program), AMT, Series A-1,
              7.20% due 3/01/2033 (d)(g)                                     86
-------------------------------------------------------------------------------
       360    Lee County, Florida, HFA, S/F Mortgage Revenue
              Refunding Bonds, AMT, Series A-2, 6.30%
              due 3/01/2029 (d)(e)(g)                                       363
-------------------------------------------------------------------------------
     7,375    Lee County, Florida, School Board, COP, Series A,
              5% due 8/01/2025 (c)                                        7,919
-------------------------------------------------------------------------------
              Leesburg, Florida, Capital Improvement Revenue
              Bonds (h):
     1,605        5.25% due 10/01/2027                                    1,746
     3,425        5.25% due 10/01/2034                                    3,703
-------------------------------------------------------------------------------
       435    Manatee County, Florida, HFA, S/F Mortgage
              Revenue Refunding Bonds, AMT, Sub-Series 1,
              6.25% due 11/01/2028 (d)                                      436
-------------------------------------------------------------------------------
     3,675    Marco Island, Florida, Utility System Revenue Bonds,
              5% due 10/01/2033 (a)                                       3,873
-------------------------------------------------------------------------------
     5,990    Martin County, Florida, Utilities System Revenue
              Bonds, 5.125% due 10/01/2033 (b)                            6,359
-------------------------------------------------------------------------------
              Miami Beach, Florida, Stormwater Revenue Bonds (h):
     1,630        5.75% due 9/01/2016                                     1,752
     1,000        5.25% due 9/01/2020                                     1,057
     4,400        5.25% due 9/01/2025                                     4,630
     1,910        5.375% due 9/01/2030                                    2,016
-------------------------------------------------------------------------------
              Miami Beach, Florida, Water and Sewer Revenue
              Bonds (b):
     2,690        5.625% due 9/01/2018                                    2,880
    10,600        5.75% due 9/01/2025                                    11,366
-------------------------------------------------------------------------------
              Miami-Dade County, Florida, Aviation Revenue
              Bonds, AMT, Series A:
     5,375        5% due 10/01/2033 (c)                                   5,574
     7,450        5.125% due 10/01/2035 (c)                               7,782
     6,000        (Miami International Airport) 6% due 10/01/2024 (h)     6,464
    10,000        (Miami International Airport) 6% due 10/01/2029 (h)    10,753
-------------------------------------------------------------------------------
              Miami-Dade County, Florida, Educational Facilities
              Authority Revenue Bonds (University of Miami),
              Series A (b):
     1,000        5.50% due 4/01/2019                                     1,060
    19,425        6% due 4/01/2023                                       20,856
     5,000        5.75% due 4/01/2029                                     5,326
-------------------------------------------------------------------------------
              Miami-Dade County, Florida, Expressway Authority,
              Toll System Revenue Bonds, Series B (h):
     8,995        5.25% due 7/01/2027                                     9,751
    12,640        5% due 7/01/2033                                       13,354
-------------------------------------------------------------------------------
    12,250    Miami-Dade County, Florida, Expressway Authority,
              Toll System Revenue Refunding Bonds, 5.125%
              due 7/01/2025 (h)                                          12,942
-------------------------------------------------------------------------------
     6,705    Miami-Dade County, Florida, GO (Parks Program),
              6% due 11/01/2024 (h)                                       7,142
-------------------------------------------------------------------------------
     2,185    Miami-Dade County, Florida, HFA, M/F Mortgage
              Revenue Bonds (Marbrisa Apartments Project), AMT,
              Series 2A, 6% due 8/01/2026 (c)                             2,319
-------------------------------------------------------------------------------
              Miami-Dade County, Florida, IDA, IDR (b):
     5,100        (Airis Miami II LLC Project), AMT, 6%
                  due 10/15/2019                                          5,408
     3,280        (BAC Funding Corporation Project), Series A,
                  5.25% due 10/01/2020                                    3,500
-------------------------------------------------------------------------------
              Miami-Dade County, Florida, Solid Waste System
              Revenue Bonds:
     2,945        5.50% due 10/01/2015 (c)                                3,163
     3,105        5.50% due 10/01/2016 (c)                                3,329
     8,800        5.25% due 10/01/2030 (a)                                9,599
-------------------------------------------------------------------------------


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       11

                      BlackRock MuniHoldings Florida Insured Fund (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
===============================================================================
Florida (continued)
-------------------------------------------------------------------------------
              Nassau County, Florida, Public Improvement Revenue
              Refunding Bonds (a):
   $ 1,035        5.75% due 5/01/2016                                   $ 1,115
     1,095        5.75% due 5/01/2017                                     1,178
     1,155        5.75% due 5/01/2018                                     1,243
     1,225        5.75% due 5/01/2019                                     1,318
-------------------------------------------------------------------------------
     5,175    Nassau County, Florida, Water and Sewer System
              Revenue Bonds, 5.125% due 9/01/2033 (a)                     5,490
-------------------------------------------------------------------------------
       795    Orange County, Florida, HFA, S/F Mortgage Revenue
              Bonds, AMT, 6.85% due 10/01/2027 (d)(g)                       796
-------------------------------------------------------------------------------
              Orange County, Florida, Health Facilities Authority,
              Hospital Revenue Bonds:
     2,900        (Adventist Health System), 6.25% due 11/15/2012 (j)     3,257
     9,220        (Orlando Regional Healthcare), 6%
                  due 12/01/2012 (j)                                     10,245
     5,000        (Orlando Regional Healthcare), Series A,
                  6.25% due 10/01/2018 (a)                                6,035
-------------------------------------------------------------------------------
     1,300    Orange County, Florida, School Board COP, 5.50%
              due 8/01/2025 (b)                                           1,370
-------------------------------------------------------------------------------
    31,745    Orange County, Florida, Tourist Development, Tax
              Revenue Bonds, 5.75% due 10/01/2009 (b)(j)                 33,394
-------------------------------------------------------------------------------
              Orlando and Orange County, Florida, Expressway
              Authority Revenue Bonds, Series B (b):
     3,250        5% due 7/01/2030                                        3,428
    37,550        5% due 7/01/2035                                       39,611
-------------------------------------------------------------------------------
              Osceola County, Florida, Infrastructure Sales Surplus
              Tax Revenue Bonds (b):
     3,155        5.375% due 10/01/2018                                   3,406
     7,680        5.25% due 10/01/2025                                    8,176
-------------------------------------------------------------------------------
              Osceola County, Florida, Sales Tax Revenue Bonds (h):
     2,065        5.625% due 6/01/2016                                    2,236
     1,605        5.625% due 6/01/2017                                    1,734
     1,075        5.625% due 6/01/2018                                    1,162
-------------------------------------------------------------------------------
     4,240    Osceola County, Florida, School Board, COP, Series A,
              5.25% due 6/01/2027 (b)                                     4,532
-------------------------------------------------------------------------------
     5,560    Osceola County, Florida, Tourist Development Tax
              Revenue Bonds, Series A, 5.50% due 10/01/2027 (h)           5,980
-------------------------------------------------------------------------------
     9,935    Palm Beach County, Florida, GO (Liquid Acquisition
              Program), Series B, 5.75% due 8/01/2009 (a)(j)             10,511
-------------------------------------------------------------------------------
     6,115    Palm Beach County, Florida, School Board COP,
              Refunding, Series B, 5.375% due 8/01/2017 (b)               6,540
-------------------------------------------------------------------------------
              Palm Beach County, Florida, School Board, COP, Series A:
     5,070        6% due 8/01/2010 (h)(j)                                 5,488
    13,205        6.25% due 8/01/2010 (h)(j)                             14,399
    13,500        5% due 8/01/2031 (c)                                   14,365
-------------------------------------------------------------------------------
     4,000    Palm Coast, Florida, Utility System Revenue Bonds,
              5% due 10/01/2027 (a)                                       4,220
-------------------------------------------------------------------------------
     3,000    Panama City, Florida, Water and Sewer Revenue Bonds,
              Series B, 5.25% due 10/01/2022 (a)                          3,253
-------------------------------------------------------------------------------
     2,070    Pembroke Pines, Florida, Public Improvement Revenue
              Bonds, Series A, 5% due 10/01/2034 (b)                      2,192
-------------------------------------------------------------------------------
     4,940    Polk County, Florida, Public Facilities Revenue Bonds,
              5% due 12/01/2033 (a)                                       5,264
-------------------------------------------------------------------------------
     9,885    Polk County, Florida, School Board COP, Master Lease,
              Series A, 5.50% due 1/01/2025 (c)                          10,533
-------------------------------------------------------------------------------
              Port St. Lucie, Florida, Utility Revenue Bonds (a):
     1,280        5.25% due 9/01/2026                                     1,391
     1,345        5.25% due 9/01/2027                                     1,462
-------------------------------------------------------------------------------
              Port St. Lucie, Florida, Utility System Revenue Refunding
              Bonds, Series A (a):
     5,000        5% due 9/01/2028                                        5,372
     5,335        5% due 9/01/2029                                        5,727
-------------------------------------------------------------------------------
              Saint Johns County, Florida, IDA, IDR, Refunding
              (Professional Golf Project) (a):
     1,275        5.50% due 9/01/2015                                     1,379
     1,345        5.50% due 9/01/2016                                     1,452
     1,420        5.50% due 9/01/2017                                     1,526
     1,500        5.50% due 9/01/2018                                     1,614
-------------------------------------------------------------------------------
              Saint Johns County, Florida, Ponte Vedra Utility System
              Revenue Bonds (c):
     2,945        5% due 10/01/2030                                       3,140
     4,980        5% due 10/01/2035                                       5,295
-------------------------------------------------------------------------------
              Saint Johns County, Florida, Sales Tax Revenue
              Bonds (b):
     1,375        Series A, 5.25% due 10/01/2028                          1,489
     1,355        Series A, 5.25% due 10/01/2031                          1,463
     2,000        Series A, 5.25% due 10/01/2034                          2,157
     1,430        Series B, 5.25% due 10/01/2027                          1,552
       840        Series B, 5.25% due 10/01/2032                            907
-------------------------------------------------------------------------------
     3,500    Saint Johns County, Florida, Transportation Improvement
              Revenue Bonds, 5.125% due 10/01/2032 (b)                    3,716
-------------------------------------------------------------------------------
     4,055    Saint Lucie County, Florida, School Board, COP,
              6.25% due 7/01/2010 (c)(j)                                  4,421
-------------------------------------------------------------------------------
              Saint Lucie County, Florida, School Board COP,
              Refunding (c):
     1,495        Series A, 5.50% due 7/01/2018                           1,608
     1,170        Series C, 5.50% due 7/01/2018                           1,259
-------------------------------------------------------------------------------
              Saint Lucie, Florida, West Services District, Utility
              Revenue Bonds (a):
     1,720        5.25% due 10/01/2034                                    1,872
     4,750        5% due 10/01/2038                                       5,046
-------------------------------------------------------------------------------
     3,250    Saint Lucie, Florida, West Services District, Utility
              Revenue Refunding Bonds, Senior Lien, 6%
              due 10/01/2022 (a)                                          3,549
-------------------------------------------------------------------------------
     6,615    South Florida Water Management District, COP,
              5% due 10/01/2036 (b)                                       7,051
-------------------------------------------------------------------------------
     1,750    South Lake County, Florida, Hospital District
              Revenue Bonds (South Lake Hospital Inc.),
              5.80% due 10/01/2034                                        1,826
-------------------------------------------------------------------------------
     2,250    Sunrise, Florida, Utility System Revenue Refunding
              Bonds, 5.20% due 10/01/2022 (b)                             2,532
-------------------------------------------------------------------------------
     2,430    Sunrise Lakes, Florida, Phase 4 Recreation District,
              Refunding Bonds, GO, 5.25% due 8/01/2024 (b)                2,468
-------------------------------------------------------------------------------
              Tallahassee, Florida, Lease Revenue Bonds (Florida
              State University Project), Series A (a):
     2,800        5.25% due 8/01/2023                                     2,928
     1,000        5.375% due 8/01/2026                                    1,055


12       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

Schedule of Investments (concluded)
                      BlackRock MuniHoldings Florida Insured Fund (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
Florida (concluded)
-------------------------------------------------------------------------------
   $30,335    Tampa Bay, Florida, Water Utility System Revenue
              Bonds, 6% due 10/01/2011 (h)(j)                         $  33,309
-------------------------------------------------------------------------------
     3,835    Taylor County, Florida, Sales Tax Revenue Bonds,
              6% due 10/01/2010 (h)(j)                                    4,137
-------------------------------------------------------------------------------
     8,935    University of Central Florida (UCF) Athletics Association
              Inc., COP, Series A, 5.25% due 10/01/2034 (h)               9,631
-------------------------------------------------------------------------------
              Village Center Community Development District, Florida,
              Recreational Revenue Bonds, Series A (a):
    10,775        5.375% due 11/01/2034                                  11,819
     1,750        5.125% due 11/01/2036                                   1,880
-------------------------------------------------------------------------------
     3,000    Village Center Community Development District, Florida,
              Utility Revenue Bonds, 5.25% due 10/01/2023 (a)             3,242
-------------------------------------------------------------------------------
              Volusia County, Florida, IDA, Student Housing Revenue
              Bonds (Stetson University Project), Series A (l):
     2,075        5% due 6/01/2025                                        2,224
     1,740        5% due 6/01/2035                                        1,849
===============================================================================
Georgia -- 1.8%
-------------------------------------------------------------------------------
     9,700    Atlanta, Georgia, Airport Passenger Facility Charge and
              Subordinate Lien General Revenue Refunding Bonds,
              Series C, 5% due 1/01/2033 (c)                             10,217
===============================================================================
Puerto Rico -- 1.5%
-------------------------------------------------------------------------------
     2,500    Puerto Rico Commonwealth Highway and Transportation
              Authority, Transportation Revenue Refunding Bonds,
              Series M, 5% due 7/01/2037                                  2,659
-------------------------------------------------------------------------------
     2,600    Puerto Rico Commonwealth, Public Improvement, GO,
              Series A, 5.25% due 7/01/2026                               2,834
-------------------------------------------------------------------------------
     2,725    Puerto Rico Industrial Tourist, Educational, Medical
              and Environmental Control Facilities Revenue Bonds
              (University Plaza Project), Series A, 5.625%
              due 7/01/2019 (a)                                           2,895
-------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $807,150) -- 152.7%                              849,487
===============================================================================
Florida -- 16.7%
-------------------------------------------------------------------------------
    28,210    Florida State Board of Education, Lottery
              Revenue Bonds, Series B, 6.25%
              due 7/01/2010 (h)(j)                                       30,755
-------------------------------------------------------------------------------
    28,650    Florida State Turnpike Authority, Turnpike Revenue
              Bonds (Department of Transportation), Series A,
              6.25% due 7/01/2010 (h)(j)                                 31,235
-------------------------------------------------------------------------------
    19,925    Lee County, Florida, Airport Revenue Bonds, AMT,
              Series A, 6% due 10/01/2029 (c)                            21,452
-------------------------------------------------------------------------------
     8,790    Santa Rosa County, Florida, School Board, COP,
              Revenue Refunding Bonds, Series 2, 5.25%
              due 2/01/2031 (h)                                           9,580
-------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $88,258) -- 16.7%                                 93,022
===============================================================================

===============================================================================
    Shares
      Held    Short-Term Securities
===============================================================================
    12,872    CMA Florida Municipal Money Fund,
              2.99% (m)(o)                                               12,872
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $12,872) -- 2.3%                                  12,872
===============================================================================
Total Investments (Cost -- $908,280*) -- 171.7%                         955,381

Other Assets Less Liabilities -- 1.6%                                     9,036

Liability for Trust Certificates, Including Interest
  Expense Payable -- (8.0%)                                             (44,739)

Preferred Shares, at Redemption Value -- (65.3%)                       (363,383)
                                                                      ---------
Net Assets Applicable to Common Shares -- 100.0%                      $ 556,295
                                                                      =========

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost.............................................      $867,567
                                                                       ========
      Gross unrealized appreciation..............................      $ 43,492
      Gross unrealized depreciation..............................           (94)
                                                                       --------
      Net unrealized appreciation................................      $ 43,398
                                                                       ========

(a)   MBIA Insured.
(b)   AMBAC Insured.
(c)   FSA Insured.
(d)   GNMA Collateralized.
(e)   FHLMC Collateralized.
(f) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction.
(g)   FNMA Collateralized.
(h)   FGIC Insured.
(i)   FHA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l)   CIFG Insured.
(m) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      CMA Florida Municipal Money Fund                  (2,798)           $44
      --------------------------------------------------------------------------

(n)   Assured Guaranty Insured.
(o)   Represents the current yield as of February 28, 2007.
(p)   XL Capital Insured.

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       13

Schedule of Investments as of February 28, 2007 (Unaudited)
               BlackRock MuniHoldings New York Insured Fund, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
New York -- 140.1%
-------------------------------------------------------------------------------
              Albany County, New York, Airport Authority, Airport
              Revenue Bonds, AMT (g):
   $ 1,500        5.375% due 12/15/2017                                 $ 1,545
     1,500        5.50% due 12/15/2019                                    1,547
     5,200        6% due 12/15/2023 (q)                                   5,386
-------------------------------------------------------------------------------
     3,375    Albany, New York, IDA, Civic Facility Revenue Bonds
              (The University Heights Association -- Albany Law
              School), Series A, 6.75% due 12/01/2029 (k)                 3,632
-------------------------------------------------------------------------------
     1,000    Albany, New York, Municipal Water Finance Authority,
              Water and Sewer System Revenue Refunding Bonds,
              Series A, 6.375% due 12/01/2009 (e)(j)                      1,082
-------------------------------------------------------------------------------
     2,000    Buffalo, New York, GO, Series D, 6%
              due 12/01/2009 (g)(j)                                       2,144
-------------------------------------------------------------------------------
     1,025    Erie County, New York, GO, Public Improvement,
              Series A, 5.75% due 10/01/2013 (e)                          1,086
-------------------------------------------------------------------------------
              Erie County, New York, IDA, School Facility Revenue
              Bonds (City of Buffalo Project) (g):
     2,500        5.75% due 5/01/2019                                     2,740
     5,150        5.75% due 5/01/2024                                     5,468
-------------------------------------------------------------------------------
     1,775    Greece, New York, Central School District, GO,
              Refunding, 4% due 6/15/2022 (g)                             1,771
-------------------------------------------------------------------------------
     9,000    Hudson Yards Infrastructure Corporation, New York,
              Revenue Bonds, Series A, 4.50% due 2/15/2047 (i)            9,057
-------------------------------------------------------------------------------
              Long Island Power Authority, New York, Electric System
              Revenue Bonds, Series A (a):
     3,000        5% due 9/01/2029                                        3,187
     5,950        5% due 9/01/2034                                        6,306
-------------------------------------------------------------------------------
     6,250    Long Island Power Authority, New York, Electric System
              Revenue Refunding Bonds, Series F, 4.25%
              due 5/01/2033 (i)                                           6,210
-------------------------------------------------------------------------------
     3,750    Madison County, New York, IDA, Civic Facility Revenue
              Bonds (Colgate University Project), Series A, 5%
              due 7/01/2035 (a)                                           4,008
-------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Dedicated Tax Fund Revenue Bonds, Series A:
     5,000        5% due 11/15/2011 (e)(j)                                5,303
     8,000        5% due 11/15/2035 (i)                                   8,611
-------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Revenue Refunding Bonds:
    14,515        Series A, 5% due 11/15/2030 (g)                        15,249
     2,500        Series A, 5.25% due 11/15/2031 (e)                      2,671
    29,000        Series A, 5.75% due 11/15/2032 (g)                     31,785
     1,500        Series B, 5% due 11/15/2028 (i)                         1,591
-------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Service Contract Revenue Refunding Bonds, Series A (e):
     3,500        5% due 7/01/2021                                        3,708
     2,000        5% due 7/01/2025                                        2,106
-------------------------------------------------------------------------------
              Metropolitan Transportation Authority, New York,
              Transit Facilities Revenue Bonds (j):
     2,535        Series C, 4.75% due 7/01/2012 (g)                       2,675
     1,000        Series C-1, 5.50% due 7/01/2008 (i)                     1,030
-------------------------------------------------------------------------------
     2,500    Metropolitan Transportation Authority, New York,
              Transportation Revenue Bonds, Series A, 5%
              due 11/15/2032 (e)                                          2,652
-------------------------------------------------------------------------------
     6,300    Metropolitan Transportation Authority, New York,
              Transportation Revenue Refunding Bonds, Series F,
              5.25% due 11/15/2012 (i)(j)                                 6,819
-------------------------------------------------------------------------------
     4,210    Nassau Health Care Corporation, New York, Health
              System Revenue Bonds, 5.75% due 8/01/2009 (g)(j)            4,497
-------------------------------------------------------------------------------
     2,000    New York City, New York, City Health and Hospital
              Corporation, Health System Revenue Refunding Bonds,
              Series A, 5.25% due 2/15/2017 (i)                           2,073
-------------------------------------------------------------------------------
              New York City, New York, City Housing Development
              Corporation, M/F Housing Revenue Bonds, AMT:
     1,250        Series C, 5% due 11/01/2026                             1,297
     2,000        Series C, 5.05% due 11/01/2036                          2,106
     1,000        Series H-1, 4.70% due 11/01/2040                        1,003
     2,340        Series H-2, 5.125% due 11/01/2034                       2,415
-------------------------------------------------------------------------------
       885    New York City, New York, City IDA, Civic Facility
              Revenue Bonds (Anti-Defamation League Foundation),
              Series A, 5.50% due 6/01/2022 (i)                             907
-------------------------------------------------------------------------------
     1,200    New York City, New York, City IDA, Civic Facility
              Revenue Refunding Bonds (Nightingale-Bamford
              School), 5.25% due 1/15/2017 (a)                            1,290
-------------------------------------------------------------------------------
    11,805    New York City, New York, City IDA, IDR (Japan Airlines
              Company), AMT, 6% due 11/01/2015 (g)                       11,843
-------------------------------------------------------------------------------
              New York City, New York, City IDA, PILOT
              Revenue Bonds:
     4,000        (Queens Baseball Stadium Project), 5%
                  due 1/01/2031 (a)                                       4,312
    10,890        (Queens Baseball Stadium Project), 5%
                  due 1/01/2036 (a)                                      11,722
    12,250        (Yankee Stadium Project), 5% due 3/01/2036 (i)         13,161
-------------------------------------------------------------------------------
     7,965    New York City, New York, City IDA, Parking Facility
              Revenue Bonds (Royal Charter -- New York
              Presbyterian), 5.75% due 12/15/2029 (g)                     8,769
-------------------------------------------------------------------------------
     1,500    New York City, New York, City IDA, Special Facility
              Revenue Refunding Bonds (Terminal One Group
              Association Project), AMT, 5.50% due 1/01/2024              1,641
-------------------------------------------------------------------------------
     6,720    New York City, New York, City Municipal Financing
              Authority, Water and Sewer Systems Revenue Bonds,
              5% due 6/15/2036 (i)                                        7,210
-------------------------------------------------------------------------------
       500    New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System Crossover Revenue
              Refunding Bonds, Series F, 5% due 6/15/2029 (g)               519
-------------------------------------------------------------------------------


14       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

               BlackRock MuniHoldings New York Insured Fund, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
===============================================================================
New York (continued)
-------------------------------------------------------------------------------
              New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System Revenue Bonds:
   $ 2,850        Series A, 5.75% due 6/15/2009 (e)(j)                  $ 3,011
     8,500        Series B, 5.75% due 6/15/2007 (i)(j)                    8,637
       300        VRDN, Series C, 3.57% due 6/15/2022 (e)(l)                300
-------------------------------------------------------------------------------
              New York City, New York, City Municipal Water
              Finance Authority, Water and Sewer System Revenue
              Refunding Bonds:
     1,250        Series A, 5.125% due 6/15/2034 (i)                      1,319
     5,500        Series A, 5% due 6/15/2035 (a)                          5,806
     1,750        Series C, 5% due 6/15/2035 (i)                          1,855
-------------------------------------------------------------------------------
              New York City, New York, City Transitional Finance
              Authority, Future Tax Secured Revenue Bonds:
     1,145        Series B, 5.50% due 2/01/2012 (i)                       1,229
       805        Series B, 5.50% due 2/01/2013 (i)                         864
     6,405        Series B, 6.25% due 11/15/2018 (e)                      6,977
     1,180        Series C, 5.50% due 5/01/2009 (j)                       1,238
    16,200        Series C, 5% due 2/01/2033 (e)                         17,141
     2,500        Series E, 5.25% due 2/01/2022 (i)                       2,682
-------------------------------------------------------------------------------
              New York City, New York, City Transitional Finance
              Authority, Revenue Refunding Bonds:
     1,000        Series A, 5% due 11/15/2026 (e)                         1,053
     1,580        Series B, 5.75% due 8/01/2010 (i)(j)                    1,703
     2,920        Series B, 5.75% due 8/01/2013 (i)                       3,133
     3,750        Series D, 5.25% due 10/15/2023                          4,041
     1,850        Series I, 6.25% due 4/15/2007 (i)(j)                    1,875
     8,000        Series J, 5% due 5/15/2023                              8,481
     8,300        Series M, 5% due 4/01/2035                              8,775
     1,150        Sub-Series C-1, 5.25% due 8/15/2026                     1,242
-------------------------------------------------------------------------------
              New York City, New York, GO, Refunding, Series A:
       880        6.375% due 5/15/2010 (e)(j)                               962
     3,700        6.25% due 5/15/2026 (g)                                 3,998
-------------------------------------------------------------------------------
              New York City, New York, Sales Tax Asset Receivable
              Corporation Revenue Bonds (a):
     1,250        DRIVERS, Series 1438Z, 6.232%
                  due 10/15/2012 (a)(m)                                   1,466
    15,175        Series A, 5% due 10/15/2032 (a)                        16,174
-------------------------------------------------------------------------------
     3,950    New York City, New York, Trust for Cultural Resources,
              Revenue Refunding Bonds (American Museum of
              Natural History), Series A, 5% due 7/01/2036 (i)            4,199
-------------------------------------------------------------------------------
     3,000    New York Convention Center Development Corporation,
              New York, Revenue Bonds (Hotel Unit Fee Secured),
              5% due 11/15/2030 (a)                                       3,207
-------------------------------------------------------------------------------
              New York State Dormitory Authority, Hospital Revenue
              Refunding Bonds:
     1,000        (New York Presbyterian Hospital), 5.50%
                  due 8/01/2011 (a)(f)                                    1,070
     2,000        (North General Hospital), 5.75% due 2/15/2017 (n)       2,206
-------------------------------------------------------------------------------
              New York State Dormitory Authority, Lease
              Revenue Bonds:
     1,535        (Municipal Health Facilities Improvement Program),
                  Series 1, 5.50% due 1/15/2014 (g)                       1,639
       645        (Office Facilities Audit and Control), 5.50%
                  due 4/01/2023 (i)                                         675
-------------------------------------------------------------------------------
     3,900    New York State Dormitory Authority, Non-State
              Supported Debt Revenue Bonds (New York Hospital
              Medical Center of Queens), 4.75% due 2/15/2037 (f)          3,971
-------------------------------------------------------------------------------
              New York State Dormitory Authority Revenue Bonds:
     1,340        (853 Schools Program), Issue 2, Series E, 5.75%
                  due 7/01/2019 (a)                                       1,415
     1,200        (Cooper Union of Advance Science), 6.25%
                  due 7/01/2009 (i)(j)                                    1,281
     2,058        (Gustavus Adolphus Child & Family Services, Inc.),
                  Series B, 5.50% due 7/01/2018 (a)                       2,162
     6,750        (Interfaith Medical Center), Series D, 5.40%
                  due 2/15/2028 (i)                                       6,947
     1,585        (Long Island University), Series B, 5.50%
                  due 9/01/2020 (k)                                       1,720
     1,250        (Long Island University), Series B, 5.25%
                  due 9/01/2028 (k)                                       1,332
     1,180        (New York State Rehabilitation Association),
                  Series A, 5.25% due 7/01/2019 (c)                       1,272
     1,000        (New York State Rehabilitation Association),
                  Series A, 5.125% due 7/01/2023 (c)                      1,060
     5,345        (Pace University), 6% due 7/01/2010 (i)(j)              5,798
     2,150        (Saint Barnabas Hospital), 5.45%
                  due 8/01/2035 (a)(f)                                    2,186
     1,240        (School Districts Financing Program), Series D, 5%
                  due 10/01/2030 (i)                                      1,305
     6,900        (School Districts Financing Program), Series E,
                  5.75% due 10/01/2030 (i)                                7,550
     1,405        (Upstate Community Colleges), Series A, 6%
                  due 7/01/2010 (g)(j)                                    1,524
-------------------------------------------------------------------------------
              New York State Dormitory Authority, Revenue
              Refunding Bonds:
     3,700        (Bronx-Lebanon Hospital Center), Series E, 5.20%
                  due 2/15/2008 (i)(j)                                    3,809
     1,865        (City University System), Series 1, 5.25%
                  due 7/01/2014 (e)                                       1,925
     3,400        (Saint Charles Hospital and Rehabilitation Center),
                  Series A, 5.625% due 7/01/2012 (i)                      3,573
     1,370        (School District Financing Program), Series I, 5.75%
                  due 10/01/2018 (i)                                      1,511
     4,450        Series B, 5.50% due 8/15/2017 (i)                       4,545
-------------------------------------------------------------------------------


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       15

               BlackRock MuniHoldings New York Insured Fund, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds                                             Value
===============================================================================
New York (continued)
-------------------------------------------------------------------------------
              New York State Dormitory Authority, Supported Debt
              Revenue Bonds:
   $ 1,550        (Mental Health Facilities), Series B, 5.25%
                  due 2/15/2014 (j)                                     $ 1,700
       285        (Mental Health Facilities), Series B, 5.25%
                  due 2/15/2023                                             308
     1,060        (Mental Health Facilities), Series D, 5.875%
                  due 8/15/2010 (g)(j)                                    1,139
     7,000        (State University Dormitory Facilities),
                  Series A, 5% due 7/01/2031 (i)                          7,524
-------------------------------------------------------------------------------
     1,000    New York State Dormitory Authority, Supported Debt
              Revenue Refunding Bonds (Department of Health),
              Series A, 5% due 7/01/2025 (c)                              1,067
-------------------------------------------------------------------------------
    12,960    New York State Energy Research and Development
              Authority, Gas Facilities Revenue Refunding Bonds
              (Brooklyn Union Gas Company/Keyspan), AMT, Series A,
              4.70% due 2/01/2024 (e)                                    13,380
-------------------------------------------------------------------------------
     6,000    New York State Energy Research and Development
              Authority, PCR, Refunding (Central Hudson Gas and
              Electric), Series A, 5.45% due 8/01/2027 (a)                6,287
-------------------------------------------------------------------------------
     6,000    New York State Environmental Facilities Corporation,
              Water Facilities Revenue Bonds (Long Island Water
              Corp. Project), AMT, Series A, 4.90% due 10/01/2034 (i)     6,168
-------------------------------------------------------------------------------
     4,400    New York State Environmental Facilities Corporation,
              Water Facilities Revenue Refunding Bonds (Spring Valley
              Water Company), Series B, 6.15% due 8/01/2024 (a)           4,410
-------------------------------------------------------------------------------
     3,250    New York State, HFA, M/F Housing Revenue Bonds
              (Saint Philips Housing), AMT, Series A, 4.65%
              due 11/15/2038                                              3,257
-------------------------------------------------------------------------------
       750    New York State Housing Finance Agency, State Personal
              Income Tax Revenue Bonds (Economic Development and
              Housing), Series A, 5% due 9/15/2023 (i)                      799
-------------------------------------------------------------------------------
     6,800    New York State Medical Care Facilities Finance Agency,
              Revenue Bonds (Montefiore Medical Center), Series A,
              5.75% due 2/15/2025 (a)(f)                                  6,808
-------------------------------------------------------------------------------
     1,745    New York State Mortgage Agency, Homeowner
              Mortgage Revenue Bonds, AMT, Series 130, 4.80%
              due 10/01/2037                                              1,769
-------------------------------------------------------------------------------
              New York State Mortgage Agency, Homeowner
              Mortgage Revenue Refunding Bonds, AMT:
     2,140        Series 67, 5.70% due 10/01/2017 (i)                     2,185
     1,500        Series 133, 4.95% due 10/01/2021                        1,554
     2,100        Series 83, 5.55% due 10/01/2027 (i)                     2,161
-------------------------------------------------------------------------------
     1,170    New York State Mortgage Agency Revenue Refunding
              Bonds, AMT, Series 82, 5.65% due 4/01/2030 (i)              1,178
-------------------------------------------------------------------------------
     5,000    New York State Thruway Authority, General Revenue
              Bonds, Series F, 5% due 1/01/2030 (a)                       5,327
-------------------------------------------------------------------------------
              New York State Thruway Authority, General Revenue
              Refunding Bonds, Series G (g):
     2,000        4.75% due 1/01/2029                                     2,087
     9,250        4.75% due 1/01/2030                                     9,637
-------------------------------------------------------------------------------
     8,000    New York State Thruway Authority, Highway and Bridge
              Trust Fund Revenue Bonds, Series B-1, 5.75%
              due 4/01/2010 (e)(j)                                        8,578
-------------------------------------------------------------------------------
     8,700    New York State Thruway Authority, Second General
              Highway and Bridge Trust Fund Revenue Bonds, Series A,
              5% due 4/01/2026 (a)                                        9,392
-------------------------------------------------------------------------------
              New York State Urban Development Corporation,
              Personal Income Tax Revenue Bonds:
     3,000        Series C-1, 5% due 3/15/2013 (i)(j)                     3,223
     2,000        (State Facilities), Series A-1, 5% due 3/15/2029 (e)    2,122
-------------------------------------------------------------------------------
     1,000    Niagara Falls, New York, City School District, COP,
              Refunding (High School Facility), 5% due 6/15/2028 (g)      1,063
-------------------------------------------------------------------------------
     1,700    Oneida County, New York, IDA, Civic Facilities Revenue
              Bonds (Mohawk Valley), Series A, 5.20%
              due 2/01/2013 (g)                                           1,753
-------------------------------------------------------------------------------
     1,800    Oneida-Herkimer, New York, Solid Waste Management
              Authority, Solid Waste Revenue Refunding Bonds,
              5.50% due 4/01/2013 (g)                                     1,959
-------------------------------------------------------------------------------
     2,500    Port Authority of New York and New Jersey,
              Consolidated Revenue Bonds, AMT, 137th Series,
              5.125% due 7/15/2030 (g)                                    2,665
-------------------------------------------------------------------------------
    12,000    Port Authority of New York and New Jersey, Revenue
              Refunding Bonds, AMT, 120th Series, 6%
              due 10/15/2032 (i)                                         12,282
-------------------------------------------------------------------------------
              Port Authority of New York and New Jersey, Special
              Obligation Revenue Bonds (JFK International Air
              Terminal LLC), AMT, Series 6 (i):
     3,000        6.25% due 12/01/2011                                    3,304
     7,830        6.25% due 12/01/2015                                    9,115
     7,000        5.90% due 12/01/2017                                    7,242
-------------------------------------------------------------------------------
     2,500    Rensselaer, New York, City School District, COP, 5%
              due 6/01/2036 (n)                                           2,676
-------------------------------------------------------------------------------
     1,250    Rochester, New York, Housing Authority, Mortgage
              Revenue Bonds (Andrews Terrace Apartments Project),
              AMT, 4.70% due 12/20/2038 (o)                               1,256
-------------------------------------------------------------------------------
     2,340    Rome, New York, City School District, GO, 5.50%
              due 6/15/2009 (g)                                           2,460
-------------------------------------------------------------------------------
     5,000    Schenectady, New York, IDA, Civic Facility Revenue
              Bonds (Union College Project), Series A, 5.45%
              due 12/01/2009 (a)(j)                                       5,334
-------------------------------------------------------------------------------


16       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

               BlackRock MuniHoldings New York Insured Fund, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds                                            Value
===============================================================================
New York (concluded)
-------------------------------------------------------------------------------
   $ 3,000    Schenectady, New York, IDA, Civic Facility Revenue
              Refunding Bonds (Union College Project), Series A,
              5.625% due 7/01/2011 (a)(j)                              $  3,295
-------------------------------------------------------------------------------
     1,000    Suffolk County, New York, IDA, Civic Facility Revenue
              Refunding Bonds (Dowling College), Series A, 5%
              due 6/01/2036 (d)                                           1,047
-------------------------------------------------------------------------------
     4,355    Suffolk County, New York, IDA, IDR (Keyspan-Port
              Jefferson), AMT, 5.25% due 6/01/2027                        4,604
-------------------------------------------------------------------------------
              Suffolk County, New York, IDA, Solid Waste Disposal
              Facility, Revenue Refunding Bonds (Ogden Martin
              System Huntington Project), AMT (a):
     4,660        6% due 10/01/2010                                       5,005
     5,000        6.15% due 10/01/2011                                    5,485
     3,530        6.25% due 10/01/2012                                    3,946
-------------------------------------------------------------------------------
     1,300    Suffolk County, New York, Public Improvement, GO,
              Series B, 4.50% due 11/01/2024 (i)                          1,344
-------------------------------------------------------------------------------
    14,000    Syracuse, New York, IDA, PILOT Revenue Bonds
              (Carousel Center Project), AMT, Series A, 5%
              due 1/01/2036 (n)                                          14,767
-------------------------------------------------------------------------------
              Tobacco Settlement Financing Corporation of New York
              Revenue Bonds:
     5,000        Series A-1, 5.25% due 6/01/2020 (a)                     5,383
    13,275        Series A-1, 5.25% due 6/01/2021 (a)                    14,238
     2,000        Series A-1, 5.25% due 6/01/2022 (a)                     2,142
     3,700        Series C-1, 5.50% due 6/01/2021                         4,023
-------------------------------------------------------------------------------
     3,300    Triborough Bridge and Tunnel Authority, New York,
              General Purpose Revenue Refunding Bonds, VRDN,
              Series C, 3.60% due 1/01/2032 (a)(l)                        3,300
-------------------------------------------------------------------------------
              Triborough Bridge and Tunnel Authority, New York,
              Revenue Refunding Bonds (i):
    12,000        5.25% due 11/15/2023                                   12,885
     8,315        5% due 11/15/2032                                       8,757
     2,095        Series A, 5% due 1/01/2012 (j)                          2,224
     1,500        Series B, 5% due 11/15/2032                             1,580
-------------------------------------------------------------------------------
       850    Triborough Bridge and Tunnel Authority, New York,
              Special Obligation Revenue Refunding Bonds, VRDN,
              Series C, 3.60% due 1/01/2031 (g)(l)                          850
-------------------------------------------------------------------------------
              Triborough Bridge and Tunnel Authority, New York,
              Subordinate Revenue Bonds:
     2,465        5% due 11/15/2028 (a)                                   2,615
     6,000        Series A, 5.25% due 11/15/2030 (i)                      6,474
-------------------------------------------------------------------------------
     7,000    Westchester County, New York, IDA, Civic Facility
              Revenue Bonds (Purchase College Foundation Housing
              Project), Series A, 5.75% due 12/01/2031 (a)                7,702
-------------------------------------------------------------------------------
     1,795    Yonkers, New York, GO, Series A, 5.75%
              due 10/01/2010 (e)                                          1,942
===============================================================================
Guam -- 1.1%
-------------------------------------------------------------------------------
              A.B. Won Guam International Airport Authority, General
              Revenue Refunding Bonds, AMT, Series C (i):
     3,700        5.25% due 10/01/2021                                    3,861
     1,050        5.25% due 10/01/2022                                    1,096
===============================================================================
Puerto Rico -- 12.8%
-------------------------------------------------------------------------------
     4,800    Puerto Rico Commonwealth Highway and Transportation
              Authority, Transportation Revenue Bonds, 5.25%
              due 7/01/2017 (e)                                           5,183
-------------------------------------------------------------------------------
              Puerto Rico Commonwealth Highway and Transportation
              Authority, Transportation Revenue Refunding Bonds:
    10,000        Series D, 5.75% due 7/01/2012 (j)                      11,031
     4,700        Series N, 5.25% due 7/01/2039 (e)                       5,654
-------------------------------------------------------------------------------
              Puerto Rico Commonwealth Infrastructure Financing
              Authority, Special Tax and Capital Appreciation Revenue
              Bonds, Series A (b):
    10,280        4.62% due 7/01/2031 (e)                                 3,656
     5,500        4.66% due 7/01/2033 (e)                                 1,778
     9,300        4.66% due 7/01/2034 (a)                                 2,868
     2,200        4.67% due 7/01/2037 (a)                                   593
-------------------------------------------------------------------------------
     1,345    Puerto Rico Commonwealth, Public Improvement, GO,
              Refunding, Series B, 5.25% due 7/01/2032                    1,461
-------------------------------------------------------------------------------
       500    Puerto Rico Commonwealth, Public Improvement, GO,
              Series A, 5.25% due 7/01/2030                                 544
-------------------------------------------------------------------------------
     3,570    Puerto Rico Convention Center District Authority, Hotel
              Occupancy Tax Revenue Bonds, Series A, 5%
              due 7/01/2031 (a)                                           3,852
-------------------------------------------------------------------------------
              Puerto Rico Electric Power Authority, Power
              Revenue Bonds:
     4,750        Series NN, 5.125% due 7/01/2029                         5,014
     4,850        Series RR, 5% due 7/01/2029 (c)                         5,180
     4,950        Series RR, 5% due 7/01/2030 (n)                         5,276
     7,110        Series RR, 5% due 7/01/2035 (e)                         7,605
-------------------------------------------------------------------------------
              Total Municipal Bonds
              (Cost -- $688,769) -- 154.0%                              717,407
===============================================================================


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       17

Schedule of Investments (concluded)
               BlackRock MuniHoldings New York Insured Fund, Inc. (in Thousands)

      Face
    Amount    Municipal Bonds Held in Trust (r)                          Value
===============================================================================
New York -- 24.2%
-------------------------------------------------------------------------------
   $18,000    Metropolitan Transportation Authority, New York,
              Revenue Refunding Bonds, Series A, 5.75%
              due 11/15/2032 (g)                                     $   19,728
-------------------------------------------------------------------------------
    23,000    New York City, New York, City Municipal Water Finance
              Authority, Water and Sewer System Revenue Bonds,
              Series A, 5.75% due 6/15/2011 (i)(j)                       24,885
-------------------------------------------------------------------------------
     9,500    New York City, New York, GO, Series C, 5.75%
              due 3/15/2027 (g)                                          10,430
-------------------------------------------------------------------------------
     7,000    New York City, New York, Sales Tax Asset Receivable
              Corporation Revenue Bonds, Series A, 5%
              due 10/15/2032 (a)                                          7,606
-------------------------------------------------------------------------------
    21,000    New York Convention Center Development Corporation,
              New York, Revenue Bonds (Hotel Unit Fee Secured),
              5% due 11/15/2035 (a)                                      22,419
-------------------------------------------------------------------------------
    26,730    Port Authority of New York and New Jersey, Special
              Obligation Revenue Bonds (JFK International Air
              Terminal), AMT, Series 6, 5.75% due 12/01/2022 (i)         27,624
===============================================================================
Puerto Rico -- 0.6%
-------------------------------------------------------------------------------
     2,500    Puerto Rico Commonwealth Highway and Transportation
              Authority, Transportation Revenue Bonds, Series B,
              5.875% due 7/01/2035 (i)                                    2,702
-------------------------------------------------------------------------------
              Total Municipal Bonds Held in Trust
              (Cost -- $112,362) -- 24.8%                               115,394
===============================================================================

===============================================================================
    Shares
      Held    Short-Term Securities
===============================================================================
        73    CMA New York Municipal Money Fund, 3.10% (h)(p)                73
-------------------------------------------------------------------------------
              Total Short-Term Securities
              (Cost -- $73) -- 0.0%                                          73
===============================================================================
Total Investments (Cost -- $801,204*) -- 178.8%                         832,874

Other Assets Less Liabilities -- 1.6%                                     7,519

Liability for Trust Certificates, Including Interest
Expense Payable -- (13.2%)                                              (61,504)

Preferred Stock, at Redemption Value -- (67.2%)                        (313,092)
                                                                     ----------
Net Assets Applicable to Common Stock -- 100.0%                      $  465,797
                                                                     ==========

* The cost and unrealized appreciation (depreciation) of investments as of February 28, 2007, as computed for federal income tax purposes, were as follows:

      Aggregate cost.............................................      $740,540
                                                                       ========
      Gross unrealized appreciation..............................      $ 31,455
      Gross unrealized depreciation..............................          (138)
                                                                       --------
      Net unrealized appreciation................................      $ 31,317
                                                                       ========

(a)   AMBAC Insured.
(b) Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase.
(c)   CIFG Insured.
(d)   ACA Insured.
(e)   FGIC Insured.
(f)   FHA Insured.
(g)   FSA Insured.
(h) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                          Net           Dividend
      Affiliate                                        Activity          Income
      --------------------------------------------------------------------------
      CMA New York Municipal Money Fund                  (61)             $39
      --------------------------------------------------------------------------

(i)   MBIA Insured.
(j)   Prerefunded.
(k)   Radian Insured.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n)   XL Capital Insured.
(o)   GNMA Collateralized.
(p)   Represents the current yield as of February 28, 2007.
(q) All or a portion of security held as collateral in connection with open financial futures contracts.
(r) Securities represent underlying bonds transferred to a separate securitization trust established in a tender option bond transaction in which the Fund may have acquired the residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1(c) to Financial Statements for details of Municipal Bonds Held in Trust.

o     Financial futures contracts sold as of February 28, 2007 were as follows:

      --------------------------------------------------------------------------
      Number of                        Expiration       Face         Unrealized
      Contracts       Issue               Date          Value       Appreciation
      --------------------------------------------------------------------------
        395        30-Year U.S.         March
                   Treasury Bonds        2007          $45,094          $459
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


18       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

Statements of Net Assets

                                                                                                    BlackRock          BlackRock
                                                                                                  MuniHoldings       MuniHoldings
                                                                                                     Florida           New York
                                                                                                     Insured           Insured
As of February 28, 2007 (Unaudited)                                                                   Fund            Fund, Inc.
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
      Investments in unaffiliated securities, at value*....................................      $  942,508,437      $  832,801,566
      Investments in affiliated securities, at value**.....................................          12,872,231              72,633
      Cash.................................................................................              15,415              68,378
      Interest receivable..................................................................          14,329,307          10,052,393
      Receivable for securities sold.......................................................             342,559           6,672,275
      Receivable for variable margin.......................................................                  --             160,469
      Prepaid expenses.....................................................................               7,605               7,294
                                                                                                 ----------------------------------
      Total assets.........................................................................         970,075,554         849,835,008
                                                                                                 ----------------------------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
      Trust certificates...................................................................          44,416,493          61,017,240
      Payable for securities purchased.....................................................           2,982,256           7,250,825
      Interest expense payable.............................................................             322,922             486,514
      Payable to investment adviser........................................................             352,131             299,961
      Payable for other affiliates.........................................................               7,350               6,190
      Dividends payable to Common Shareholders/Common Stock Shareholders...................           2,184,724           1,755,323
      Accrued expenses.....................................................................             131,389             129,807
                                                                                                 ----------------------------------
      Total liabilities....................................................................          50,397,265          70,945,860
                                                                                                 ----------------------------------
===================================================================================================================================
Preferred Shares/Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Preferred Shares/Stock, at redemption value, par value $.10 per share of AMPS@ at
        $25,000 per share liquidation preference***........................................         363,382,822         313,091,799
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets Applicable to Common Shares/Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Shares/Stock.........................................      $  556,295,467      $  465,797,349
                                                                                                 ==================================
===================================================================================================================================
Analysis of Net Assets Applicable to Common Shares/Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Undistributed investment income -- net...............................................      $    1,948,263      $    1,786,515
      Accumulated realized capital losses -- net...........................................         (67,604,076)        (46,259,864)
      Unrealized appreciation -- net.......................................................          47,100,576          32,128,829
                                                                                                 ----------------------------------
      Total accumulated losses -- net......................................................         (18,555,237)        (12,344,520)
                                                                                                 ----------------------------------
      Common Shares/Stock, par value $.10 per share+.......................................           3,766,766           3,079,514
      Paid-in capital in excess of par.....................................................         571,083,938         475,062,355
                                                                                                 ----------------------------------
      Net Assets...........................................................................      $  556,295,467      $  465,797,349
                                                                                                 ==================================


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       19

Statements of Net Assets (concluded)

                                                                                                    BlackRock          BlackRock
                                                                                                  MuniHoldings       MuniHoldings
                                                                                                     Florida           New York
                                                                                                     Insured           Insured
As of February 28, 2007 (Unaudited)                                                                   Fund            Fund, Inc.
===================================================================================================================================
Net Assets Value
-----------------------------------------------------------------------------------------------------------------------------------
      Net assets value per share of Common Shares/Stock....................................      $        14.77      $        15.13
                                                                                                 ==================================
      Market price.........................................................................      $        13.81      $        14.08
                                                                                                 ==================================
          * Identified cost for unaffiliated securities....................................      $  895,407,861      $  801,131,309
                                                                                                 ==================================
         ** Identified cost for affiliated securities......................................      $   12,872,231      $       72,633
                                                                                                 ==================================
        *** Preferred Shares/Stock authorized, issued and outstanding:
                Series A Shares/Stock......................................................               2,095               1,900
                                                                                                 ==================================
                Series B Shares/Stock......................................................               3,495               1,900
                                                                                                 ==================================
                Series C Shares/Stock......................................................               3,440               3,040
                                                                                                 ==================================
                Series D Shares/Stock......................................................               2,160               3,680
                                                                                                 ==================================
                Series E Shares/Stock......................................................               3,340               2,000
                                                                                                 ==================================
          + Common Shares/Stock issued and outstanding.....................................          37,667,658          30,795,138
                                                                                                 ==================================
          @ Auction Market Preferred Shares/Stock.



      See Notes to Financial Statements.


20       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

Statements of Operations

                                                                                                    BlackRock          BlackRock
                                                                                                  MuniHoldings       MuniHoldings
                                                                                                     Florida           New York
                                                                                                     Insured           Insured
For the Six Months Ended February 28, 2007 (Unaudited)                                                Fund            Fund, Inc.
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
      Interest and amortization of premium and accretion of discount.......................      $   23,085,735      $   19,310,855
      Dividends from affiliates............................................................              43,990              38,985
                                                                                                 ----------------------------------
      Total income.........................................................................          23,129,725          19,349,840
                                                                                                 ----------------------------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
      Investment advisory fees.............................................................           2,505,316           2,116,326
      Interest expense and fees............................................................             909,099           1,342,994
      Commission fees......................................................................             454,416             390,414
      Accounting services..................................................................             126,307             113,477
      Transfer agent fees..................................................................              46,494              44,844
      Professional fees....................................................................              29,342              27,866
      Custodian fees.......................................................................              21,324              19,581
      Printing and shareholder reports.....................................................              23,324              20,045
      Trustees'/Directors' fees and expenses...............................................              14,648              14,706
      Pricing fees.........................................................................              12,569              13,721
      Listing fees.........................................................................              11,428               9,314
      Other................................................................................              26,134              30,692
                                                                                                 ----------------------------------
      Total expenses before waiver and reimbursement.......................................           4,180,401           4,143,980
      Waiver and reimbursement of expenses.................................................            (225,233)           (178,915)
                                                                                                 ----------------------------------
      Total expenses after waiver and reimbursement........................................           3,955,168           3,965,065
                                                                                                 ----------------------------------
      Investment income -- net.............................................................          19,174,557          15,384,775
                                                                                                 ----------------------------------
====================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
------------------------------------------------------------------------------------------------------------------------------------
      Realized gain (loss) on:
          Investments -- net...............................................................             998,297           2,004,671
          Financial futures contracts -- net...............................................                  --          (1,108,769)
                                                                                                 ----------------------------------
      Total realized gain -- net...........................................................             998,297             895,902
                                                                                                 ----------------------------------
      Change in unrealized appreciation/depreciation on:
          Investments -- net...............................................................             870,074           4,058,025
          Financial futures contracts -- net...............................................                  --             710,658
                                                                                                 ----------------------------------
      Total change in unrealized appreciation/depreciation -- net..........................             870,074           4,768,683
                                                                                                 ----------------------------------
      Total realized and unrealized gain -- net............................................           1,868,371           5,664,585
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends to Preferred Shareholders/Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income -- net.............................................................          (6,341,941)         (4,988,863)
                                                                                                 ----------------------------------
      Net Increase in Net Assets Resulting from Operations.................................      $   14,700,987      $   16,060,497
                                                                                                 ==================================

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       21

Statements of Changes in Net Assets
                                     BlackRock MuniHoldings Florida Insured Fund

                                                                                                  For the Six
                                                                                                  Months Ended           For the
                                                                                                  February 28,         Year Ended
                                                                                                      2007             August 31,
Increase (Decrease) in Net Assets:                                                                 (Unaudited)            2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income -- net.............................................................       $  19,174,557       $  39,348,039
      Realized gain -- net.................................................................             998,297           2,573,306
      Change in unrealized appreciation/depreciation -- net................................             870,074         (20,555,330)
      Dividends to Preferred Shareholders..................................................          (6,341,941)        (11,116,657)
                                                                                                 ----------------------------------
      Net increase in net assets resulting from operations.................................          14,700,987          10,249,358
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends to Common Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income -- net.............................................................         (13,899,366)        (31,752,842)
                                                                                                 ----------------------------------
      Net decrease in net assets resulting from dividends to Common Shareholders...........         (13,899,366)        (31,752,842)
                                                                                                 ----------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Value of shares issued to Common Shareholders in reinvestment of dividends...........                  --              66,617
                                                                                                 ----------------------------------
      Net increase in net assets derived from capital share transactions...................                  --              66,617
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets Applicable to Common Shares
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets applicable to Common Shares..................             801,621         (21,436,867)
      Beginning of period..................................................................         555,493,846         576,930,713
                                                                                                 ----------------------------------
      End of period*.......................................................................      $  556,295,467      $  555,493,846
                                                                                                 ==================================
        * Undistributed investment income -- net...........................................      $    1,948,263      $    3,015,013
                                                                                                 ==================================

      See Notes to Financial Statements.

                              BlackRock MuniHoldings New York Insured Fund, Inc.

                                                                                                  For the Six
                                                                                                  Months Ended           For the
                                                                                                  February 28,         Year Ended
                                                                                                      2007             August 31,
Increase (Decrease) in Net Assets:                                                                 (Unaudited)            2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income -- net.............................................................      $   15,384,775      $   31,812,639
      Realized gain -- net.................................................................             895,902               6,241
      Change in unrealized appreciation/depreciation -- net................................           4,768,683         (14,930,448)
      Dividends to Preferred Stock shareholders............................................          (4,988,863)         (8,834,136)
                                                                                                 ----------------------------------
      Net increase in net assets resulting from operations.................................          16,060,497           8,054,296
                                                                                                 ----------------------------------
===================================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
      Investment income -- net.............................................................         (10,901,479)        (25,985,593)
                                                                                                 ----------------------------------
      Net decrease in net assets resulting from dividends to Common Stock shareholders.....         (10,901,479)        (25,985,593)
                                                                                                 ----------------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
      Value of shares issued to Common Stock shareholders in reinvestment of dividends.....                  --             156,161
                                                                                                 ----------------------------------
      Net increase in net assets derived from capital stock transactions...................                  --             156,161
                                                                                                 ----------------------------------
===================================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------------------
      Total increase (decrease) in net assets applicable to Common Stock...................           5,159,018         (17,775,136)
      Beginning of period..................................................................         460,638,331         478,413,467
                                                                                                 ----------------------------------
      End of period*.......................................................................      $  465,797,349      $  460,638,331
                                                                                                 ==================================
          * Undistributed investment income -- net.........................................      $    1,786,515      $    2,292,082
                                                                                                 ==================================

      See Notes to Financial Statements.


22       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

Financial Highlights                 BlackRock MuniHoldings Florida Insured Fund


                                                     For the Six
                                                     Months Ended
The following per share data and ratios              February 28,                    For the Year Ended August 31,
have been derived from information                       2007       --------------------------------------------------------------
provided in the financial statements.                (Unaudited)      2006          2005         2004          2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period...........  $  14.75     $  15.32      $  15.37     $  15.04      $  15.41     $  15.29
                                                       ---------------------------------------------------------------------------
      Investment income -- net.......................       .51+        1.04+         1.09+        1.11+         1.15+        1.14
      Realized and unrealized gain (loss) -- net.....       .05         (.47)          .05          .31          (.46)         .06
      Dividends and distributions to Preferred
        Shareholders:
          Investment income -- net...................      (.17)        (.30)         (.18)        (.09)         (.10)        (.13)
          Realized gain -- net.......................        --           --            --           --            --           --++
                                                       ---------------------------------------------------------------------------
      Total from investment operations...............       .39          .27           .96         1.33           .59         1.07
                                                       ---------------------------------------------------------------------------
      Less dividends and distributions to Common
        Shareholders:
          Investment income -- net...................      (.37)        (.84)        (1.01)       (1.00)         (.96)        (.95)
          Realized gain -- net.......................        --           --            --           --            --           --++
                                                       ---------------------------------------------------------------------------
      Total dividends and distributions to Common
        Shareholders.................................      (.37)        (.84)        (1.01)       (1.00)         (.96)        (.95)
                                                       ---------------------------------------------------------------------------
      Net asset value, end of period.................  $  14.77     $  14.75      $  15.32     $  15.37      $  15.04     $  15.41
                                                       ===========================================================================
      Market price per share, end of period..........  $  13.81     $  14.37      $  15.75     $  14.84      $  14.08     $  14.66
                                                       ===========================================================================
==================================================================================================================================
Total Investment Return*
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share.............      2.77%@       2.10%         6.49%        9.43%         4.17%        7.75%
                                                       ===========================================================================
      Based on market price per share................     (1.37%)@     (3.24%)       13.39%       12.86%         2.51%       11.63%
                                                       ===========================================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Shares
----------------------------------------------------------------------------------------------------------------------------------
      Total expenses, net of waiver and reimbursement
        and excluding reorganization and interest
        expense and fees**...........................      1.11%@@      1.12%         1.11%        1.10%         1.10%        1.13%
                                                       ===========================================================================
      Total expenses, net of waiver and reimbursement
        and excluding reorganization expenses**......      1.44%@@      1.38%         1.35%        1.24%         1.26%        1.34%
                                                       ===========================================================================
      Total expenses, excluding reorganization
        expenses**...................................      1.52%@@      1.46%         1.41%        1.31%         1.33%        1.41%
                                                       ===========================================================================
      Total expenses**...............................      1.52%@@      1.46%         1.41%        1.31%         1.33%        1.42%
                                                       ===========================================================================
      Total investment income -- net**...............      6.96%@@      7.08%         7.11%        7.23%         7.40%        7.71%
                                                       ===========================================================================
      Amount of dividends to Preferred Shareholders..      2.30%@@      2.00%         1.15%         .60%          .65%         .96%
                                                       ===========================================================================
      Investment income -- net, to Common
        Shareholders.................................      4.66%@@      5.08%         5.96%        6.63%         6.75%        6.75%
                                                       ===========================================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Shares
----------------------------------------------------------------------------------------------------------------------------------
      Dividends to Preferred Shareholders............      3.52%@@      3.06%         1.82%         .95%         1.06%        1.49%
                                                       ===========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Shares, end of
        period (in thousands)........................  $556,295     $555,494     $576,931      $578,509      $565,993     $580,003
                                                       ===========================================================================
      Preferred Shares outstanding at liquidation
        preference, end of period
        (in thousands)...............................  $363,250     $363,250      $363,250     $363,250      $363,250     $363,250
                                                       ===========================================================================
      Portfolio turnover.............................         8%          43%           26%          20%           23%          13%
                                                       ===========================================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
      Asset coverage per $1,000......................  $  2,531     $  2,529      $  2,588     $  2,593      $  2,558     $  2,597
                                                       ===========================================================================
==================================================================================================================================
Dividends Per Share on Preferred Shares Outstanding
----------------------------------------------------------------------------------------------------------------------------------
      Series A -- Investment income -- net...........  $    438     $    755      $    441     $    233      $    252     $    362
                                                       ===========================================================================
      Series B -- Investment income -- net...........  $    435     $    778      $    451     $    237      $    267     $    375
                                                       ===========================================================================
      Series C -- Investment income -- net...........  $    438     $    780      $    461     $    237      $    252     $    369
                                                       ===========================================================================
      Series D -- Investment income -- net...........  $    433     $    743      $    462     $    243      $    273     $    368
                                                       ===========================================================================
      Series E -- Investment income -- net...........  $    438     $    757      $    463     $    241      $    276     $    381
                                                       ===========================================================================

* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**    Do not reflect the effect of dividends to Preferred Shareholders.
+     Based on average shares outstanding.
++    Amount is less than $(.01) per share.
@     Aggregate total investment return.
@@    Annualized.

      See Notes to Financial Statements.


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       23

Financial Highlights          BlackRock MuniHoldings New York Insured Fund, Inc.

                                                     For the Six
                                                     Months Ended
The following per share data and ratios              February 28,                    For the Year Ended August 31,
have been derived from information                       2007       --------------------------------------------------------------
provided in the financial statements.                (Unaudited)      2006          2005         2004          2003         2002
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period...........  $  14.96     $  15.54      $  15.41     $  15.19      $  15.66     $  15.78
                                                       ---------------------------------------------------------------------------
      Investment income -- net**.....................       .50         1.03          1.04         1.05          1.09         1.07
      Realized and unrealized gain (loss) -- net.....       .18         (.48)          .21          .18          (.58)        (.19)
      Less dividends to Preferred Stock shareholders
        from investment income -- net................      (.16)        (.29)         (.17)        (.08)         (.08)        (.12)
                                                       ---------------------------------------------------------------------------
      Total from investment operations...............       .52          .26          1.08         1.15           .43          .76
                                                       ---------------------------------------------------------------------------
      Less dividends to Common Stock shareholders
        from investment income -- net................      (.35)        (.84)         (.95)        (.93)         (.90)        (.88)
                                                       ---------------------------------------------------------------------------
      Net asset value, end of period.................  $  15.13     $  14.96      $  15.54     $  15.41      $  15.19     $  15.66
                                                       ===========================================================================
      Market price per share, end of period..........  $  14.08     $  14.62      $  15.28     $  14.10      $  13.79     $  14.37
                                                       ===========================================================================
==================================================================================================================================
Total Investment Return***
----------------------------------------------------------------------------------------------------------------------------------
      Based on net asset value per share.............      3.65%+       1.98%         7.63%        8.36%         3.32%        5.68%
                                                       ===========================================================================
      Based on market price per share................     (1.30%)+      1.36%        15.66%        9.21%         2.22%        6.49%
                                                       ===========================================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------------------
      Total expenses, net of waiver and
        reimbursements and excluding reorganization
        and interest expense and fees****............      1.14%*       1.15%         1.14%        1.14%         1.13%        1.16%
                                                       ===========================================================================
      Total expenses, net of waiver and reimbursement
        excluding reorganization expenses****........      1.73%*       1.65%         1.52%        1.43%         1.43%        1.37%
                                                       ===========================================================================
      Total expenses, excluding reorganization
        expenses****.................................      1.81%*       1.73%         1.59%        1.50%         1.51%        1.44%
                                                       ===========================================================================
      Total expenses****.............................      1.81%*       1.73%         1.59%        1.50%         1.51%        1.47%
                                                       ===========================================================================
      Total investment income -- net****.............      6.70%*       6.94%         6.71%        6.80%         6.96%        7.01%
                                                       ===========================================================================
      Amount of dividends to Preferred Stock
        shareholders.................................      2.17%*       1.93%         1.09%         .55%          .68%         .98%
                                                       ===========================================================================
      Investment income -- net, to Common Stock
        shareholders.................................      4.53%*       5.01%         5.62%        6.25%         6.28%        6.03%
                                                       ===========================================================================
==================================================================================================================================
Ratios Based on Average Net Assets Applicable to Preferred Stock
----------------------------------------------------------------------------------------------------------------------------------
      Dividends to Preferred Stock shareholders......      3.21%*       2.82%         1.66%         .83%         1.05%        1.47%
                                                       ===========================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
      Net assets applicable to Common Stock, end of
        period (in thousands)........................  $465,797     $460,638      $478,413     $474,357      $467,512     $482,184
                                                       ===========================================================================
      Preferred Stock outstanding at liquidation
        preference, end of period (in thousands).....  $313,000     $313,000      $313,000     $313,000      $313,000     $313,000
                                                       ===========================================================================
      Portfolio turnover.............................        14%          47%           33%          31%           50%          79%
                                                       ===========================================================================
==================================================================================================================================
Leverage
----------------------------------------------------------------------------------------------------------------------------------
      Asset coverage per $1,000......................  $  2,488     $  2,472      $  2,528     $  2,516      $  2,494     $  2,541
                                                       ===========================================================================
==================================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
----------------------------------------------------------------------------------------------------------------------------------
      Series A -- Investment income -- net...........  $    391     $    689      $    409     $    197      $    247     $    347
                                                       ===========================================================================
      Series B -- Investment income -- net...........  $    394     $    678      $    385     $    182      $    236     $    348
                                                       ===========================================================================
      Series C -- Investment income -- net...........  $    401     $    715      $    432     $    201      $    258     $    377
                                                       ===========================================================================
      Series D -- Investment income -- net...........  $    403     $    728      $    434     $    238      $    287     $    391
                                                       ===========================================================================
      Series E -- Investment income -- net...........  $    397     $    692      $    389     $    198      $    256     $    347
                                                       ===========================================================================

*     Annualized.
**    Based on average shares outstanding.
*** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
****  Do not reflect the effect of dividends to Preferred Stock Shareholders.
+     Aggregate total investment return.

      See Notes to Financial Statements.


24       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies:

BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. (the "Funds" or individually the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. The Funds determine and make available for publication the net asset value of their Common Stock/Shares on a daily basis. The Funds' Common Stock/Shares are listed on the New York Stock Exchange under the symbols MFL and MHN, respectively. The following is a summary of significant accounting policies followed by the Funds.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors/Trustees. Such valuations and procedures are reviewed periodically by the Board of Directors/Trustees of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Funds from a pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors/Trustees of the Funds.

(b) Derivative financial instruments -- Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Financial futures contracts -- Each Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- Each Fund may write covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       25
      amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

o Swaps -- Each Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Municipal bonds held in trust -- The Funds invest in leveraged residual certificates ("TOB Residuals") issued by tender option bond trusts ("TOBs"). A TOB is established by a third party sponsor forming a special purpose entity, into which a Fund, or an agent on behalf of the Fund, transfers municipal securities. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates, which are sold to third party investors, and residual certificates, which are generally issued to the Fund which made the transfer or to affiliates of the Fund. Each Fund's transfers of the municipal securities to a TOB do not qualify for sale treatment under Statement of Financial Accounting Standards No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," therefore the municipal securities deposited into a TOB are presented in the Funds' schedules of investments and the proceeds from the transactions are reported as a liability for trust certificates of the Funds. Similarly, proceeds from residual certificates issued to affiliates, if any, from the transaction are included in the liability for trust certificates. Interest income from the underlying security is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are reported as expenses of a Fund. The floating rate certificates have interest rates that generally reset weekly and their holders have the option to tender certificates to the TOB for redemption at par at each reset date. The residual interests held by the Funds include the right of the Funds (1) to cause the holders of a proportional share of floating rate certificates to tender their certificates at par, and (2) to transfer a corresponding share of the municipal securities from the TOB to the Funds. At February 28, 2007, the aggregate value of the underlying municipal securities transferred to TOBs and the related liability for trust certificates were:

--------------------------------------------------------------------------------
                                                 Range of
                                                 Interest           Underlying
                              Liability        Rates on the         Municipal
                                 for             Liability             Bonds
                                Trust            for Trust          Transferred
                            Certificates       Certificates           to TOBs
--------------------------------------------------------------------------------
BlackRock MuniHoldings
  Florida Insured Fund ...   $44,416,493      3.56% - 3.58%        $ 93,022,442
BlackRock MuniHoldings
  New York Insured
  Fund, Inc. .............   $61,017,240      3.53% - 3.58%        $115,393,714
--------------------------------------------------------------------------------

Financial transactions executed through TOBs generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Should short-term interest rates rise, the Funds' investments in TOB Residuals likely will adversely affect the Funds' investment income -- net and distributions to shareholders. Fluctuations in the market value of municipal securities deposited into the TOB may adversely affect the Funds' net asset value per share. While the Funds' investment policies and restrictions expressly permit investments in inverse floating rate securities such as TOB Residuals, they generally do not allow the Funds to borrow money for purposes of making investments. The Funds' management believes that the Funds' restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes.

(d) Income taxes -- It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.


26       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Funds' financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Funds' financial statements, if any, has not been determined.

In addition, in February 2007, FASB issued "Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), which is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Funds' financial statements, if any, has not been determined.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc. has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

The Investment Advisory Agreement between each Fund and BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Funds' Manager. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Shares/Stock. The Manager (and previously FAM) has agreed to reimburse its management fee by the amount of management fees each Fund pays to the Manager (and formerly FAM) indirectly through its investments described below:

--------------------------------------------------------------------------------
                                                       For the         For the
                                                       Period       Period Sept.
                                                    Sept. 1, 2006     30, 2006
                                                    to Sept. 29,     to Feb. 28,
                                                     2006 Reim-      2007 Reim-
                                                      bursement     bursement by
                                 Investment            by FAM        the Manager
--------------------------------------------------------------------------------
BlackRock                        CMA Florida
MuniHoldings                     Municipal
Florida Insured                  Money Fund
Fund...............                                    $9,587          $43,372
BlackRock                        CMA New York
MuniHoldings                     Municipal
New York Insured                 Money Fund
Fund, Inc. ........                                    $   58          $ 5,071
--------------------------------------------------------------------------------


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       27

In addition, the Manager has agreed to reimburse its management fee on the proceeds of Preferred Shares/Stock that exceeds 35% of each Fund's total net assets. For the six months ended February 28, 2007, FAM and the Manager earned and waived the following :

--------------------------------------------------------------------------------
                                 For the Period             For the Period
                                   Sept. 1, to            Sept. 29, 2006 to
                                 Sept. 29, 2006             Feb. 28, 2007
                                ----------------       -------------------------
                                Earned    Waived        Earned by     Waived by
                                by FAM    by FAM       the Manager   the Manager
--------------------------------------------------------------------------------
BlackRock
Muni-
Holdings
Florida
Insured
Fund..........                 $429,126   $29,982      $2,076,190     $142,292
BlackRock
Muni-
Holdings
New York
Insured
Fund, Inc. ...                 $361,539   $30,263      $1,754,787     $143,523
--------------------------------------------------------------------------------

For the six months ended February 28, 2007, the Funds reimbursed FAM and the Manager for certain accounting services. The reimbursements were as follows:

--------------------------------------------------------------------------------
                                                           FAM           Manager
--------------------------------------------------------------------------------
BlackRock MuniHoldings
Florida Insured Fund ......................              $1,527          $7,635
BlackRock MuniHoldings
New York Insured Fund, Inc. ...............              $1,282          $6,411
--------------------------------------------------------------------------------

In addition, the Manager has entered into a separate sub-advisory agreement with BlackRock Investment Management, LLC, ("BIM"), an affiliate of the Manager, with respect to each Fund, under which the Manager pays the Sub-Adviser for services it provides a monthly fee that is a percentage of the management fee paid by the Funds to the Manager.

Prior to September 29, 2006, certain officers and/or directors/trustees of the Funds were officers and/or directors of FAM, PSI, Merrill Lynch, and/or MLIM.

Commencing September 29, 2006, certain officers and/or directors/trustees of the Funds are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2007 were as follows:

--------------------------------------------------------------------------------
                                              BlackRock             BlackRock
                                            MuniHoldings          MuniHoldings
                                           Florida Insured      New York Insured
                                                Fund               Fund, Inc.
--------------------------------------------------------------------------------

Total Purchases ................            $81,247,992          $123,759,139
Total Sales ....................            $70,391,477          $116,009,464
--------------------------------------------------------------------------------

4. Share/Stock Transactions:

BlackRock MuniHoldings Florida Insured Fund is authorized to issue an unlimited number of shares of beneficial interest, including Preferred Shares, par value $.10 per share, all of which were initially classified as Common Shares. The Board of Trustees is authorized, however, to reclassify any unissued shares of beneficial interest without the approval of holders of Common Shares.

BlackRock MuniHoldings New York Insured Fund, Inc. is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Shares/Stock

BlackRock MuniHoldings Florida Insured Fund

Shares issued and outstanding during the six months ended February 28, 2007 remained constant and increased by 4,505 as a result of dividend reinvestments for the year ended August 31, 2006.

BlackRock MuniHoldings New York Insured Fund, Inc.

Shares issued and outstanding during the six months ended February 28, 2007 remained constant and increased by 10,523 as a result of dividend reinvestment for the year ended August 31, 2006.

Preferred Shares/Stock

Auction Market Preferred Shares/Stock are redeemable shares of Preferred Shares/Stock of the Funds, with a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods.


28       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

The yields in effect at February 28, 2007 were as follows:

--------------------------------------------------------------------------------
                                            BlackRock               BlackRock
                                          MuniHoldings            MuniHoldings
                                         Florida Insured        New York Insured
                                              Fund                 Fund, Inc.
--------------------------------------------------------------------------------

Series A.......................               3.612%                 3.00%
Series B.......................               3.52%                  2.88%
Series C.......................               3.55%                  3.20%
Series D.......................               3.50%                  3.20%
Series E.......................               3.51%                  3.25%
--------------------------------------------------------------------------------

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended February 28, 2007, Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, earned commissions as follows:

--------------------------------------------------------------------------------
Fund                                                                 Commissions
--------------------------------------------------------------------------------
BlackRock MuniHoldings
Florida Insured Fund..............................                    $207,673
BlackRock MuniHoldings
New York Insured Fund, Inc. ......................                    $139,971
--------------------------------------------------------------------------------

5. Capital Loss Carryforward:

BlackRock MuniHoldings Florida Insured Fund

On August 31, 2006, the Fund had a net capital loss carryforward of $63,219,214, of which $24,716,150 expires in 2007, $9,949,433 expires in 2008, $18,709,220 expires in 2009, $1,836,991 expires in 2012 and $8,007,420 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

BlackRock MuniHoldings New York Insured Fund, Inc.

On August 31, 2006, the Fund had a net capital loss carryforward of $37,884,795, of which $966,000 expires in 2007, $3,509,287 expires in 2008, $17,297,478 expires in 2009, $15,054,033 expires in 2013 and $1,057,997 expires in 2014.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

BlackRock MuniHoldings Florida Insured Fund

The Fund paid a tax-exempt income dividend to holders of Common Shares in the amount of $.058000 per share on April 2, 2007 to shareholders of record on March 15, 2007.

BlackRock MuniHoldings New York Insured Fund, Inc.

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.057000 per share on April 2, 2007 to shareholders of record on March 15, 2007.

7. Restatement Information:

During the six months ended February 28, 2007, each Fund determined that the criteria for sale accounting in Statement of Financial Accounting Standards No. 140 had not been met for certain transfers of municipal bonds, and that these transfers should have been accounted for as secured borrowings rather than as sales. Accordingly, the Funds have restated the Statements of Changes in Net Assets for the year ended August 31, 2006 and certain financial highlights for each of the five years in the period then ended. The effects of the restatement were to record the transfers of the municipal bonds as secured borrowings, to give effect to offsetting changes in realized gain -- net and in the change in unrealized appreciation/depreciation -- net on the transferred municipal securities and to give effect to interest on the bonds as interest income and interest on the secured borrowings as interest expense.

--------------------------------------------------------------------------------
BlackRock MuniHoldings Florida Insured Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Year Ended August 31, 2006
--------------------------------------------------------------------------------
                                                     Previously
                                                      Reported        Restated
--------------------------------------------------------------------------------
Realized gain -- net..............                $  2,496,479     $  2,573,306
Change in unrealized appreciation/
  depreciation -- net.............                $(20,478,503)    $(20,555,330)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BlackRock MuniHoldings Florida Insured Fund
------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
For the Years Ended August 31, 2006, 2005, 2004, 2003 and 2002
------------------------------------------------------------------------------------------------------------------------------------
                            2006                   2005                   2004                   2003                   2002
                   ---------------------  ---------------------  ---------------------  ---------------------  ---------------------
                   Previously             Previously             Previously             Previously             Previously
                    Reported    Restated   Reported    Restated   Reported    Restated   Reported    Restated   Reported    Restated
------------------------------------------------------------------------------------------------------------------------------------
Total expenses,
  net of waiver
  and
  reimbursement
  and excluding
  reorganization
  expenses** ....       1.12%     1.38%       1.11%      1.35%       1.10%      1.24%       1.10%      1.26%       1.13%      1.34%
Total expenses,
  excluding
  reorganization
  expenses** ....       1.19%     1.46%       1.16%      1.41%       1.17%      1.31%       1.17%      1.33%       1.20%      1.41%
Total expenses**        1.19%     1.46%       1.16%      1.41%       1.17%      1.31%       1.17%      1.33%       1.21%      1.42%
Portfolio
  turnover ......      45.72%       43%      26.50%        26%      21.20%        20%      27.40%        23%      13.89%        13%
------------------------------------------------------------------------------------------------------------------------------------

** Do not reflect the effect of dividends to Preferred Shareholders.


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       29

Notes to Financial Statements (concluded)

--------------------------------------------------------------------------------
BlackRock MuniHoldings New York Insured Fund, Inc.
--------------------------------------------------------------------------------
Statement of Changes in Net Assets
For the Year Ended August 31, 2006
--------------------------------------------------------------------------------
                                              Previously
                                               Reported          Restated
--------------------------------------------------------------------------------
Realized gain (loss) -- net............     $   (306,380)    $      6,241
Change in unrealized appreciation/
  depreciation -- net..................     $(14,617,827)    $(14,930,448)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
BlackRock MuniHoldings New York Insured Fund, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
For the Years Ended August 31, 2006, 2005, 2004, 2003 and 2002
------------------------------------------------------------------------------------------------------------------------------------
                            2006                   2005                   2004                   2003                   2002
                   ---------------------  ---------------------  ---------------------  ---------------------  ---------------------
                   Previously             Previously             Previously             Previously             Previously
                    Reported    Restated   Reported    Restated   Reported    Restated   Reported    Restated   Reported    Restated
------------------------------------------------------------------------------------------------------------------------------------
Total expenses,
  net of waiver
  and
  reimbursement
  and excluding
  reorganization
  expenses** ....       1.15%     1.65%       1.14%      1.52%       1.14%      1.43%       1.13%      1.43%       1.16%      1.37%
Total expenses,
  excluding
  reorganization
  expenses** ....       1.23%     1.73%       1.21%      1.59%       1.21%      1.50%       1.20%      1.51%       1.23%      1.44%
Total expenses**        1.23%     1.73%       1.21%      1.59%       1.21%      1.50%       1.20%      1.51%       1.26%      1.47%
Portfolio
  turnover ......      52.83%       47%      35.63%        33%      32.04%        31%      59.02%        50%      86.39%        79%
------------------------------------------------------------------------------------------------------------------------------------

** Do not reflect the effect of dividends to Preferred Stock shareholders.

While the Statements of Net Assets, including the Schedules of Investments, of the Funds as of August 31, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, the principal effects of the restatement would be to increase investments and payable for floating rate certificates by corresponding amounts at each year, with no effect on previously reported net assets. The Statements of Operations of the Funds for the years ended August 31, 2006, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement. However, the principal effects of the restatement would be to increase interest income and interest expense and fees by corresponding amounts each year, and where applicable, to revise realized gain (loss) on investments -- net, and the change in unrealized appreciation/depreciation on investments -- net, by corresponding and offsetting amounts. The Statements of Changes in Net Assets of the Funds for the years ended August 31, 2005, 2004, 2003 and 2002, not presented herein, have not been reissued to give effect to the restatement, but the principal effects of a restatement, where applicable, would be to revise previously reported realized gain (loss) on investments -- net, and change in unrealized appreciation/depreciation -- net, by corresponding and offsetting amounts.

Investment Objectives

NYSE Symbol       BlackRock MuniHoldings Florida Insured Fund seeks to
MFL               provide shareholders with current income exempt from federal income tax. The Fund also seeks to offer shareholders the opportunity to own shares, the value of which is exempt from Florida intangible personal property tax. The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and which enables shares of the Fund to be exempt from Florida intangible personal property tax.

NYSE Symbol       BlackRock MuniHoldings New York Insured Fund, Inc. seeks to
MHN               provide shareholders with current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.


30       SEMI-ANNUAL REPORTS                     FEBRUARY 28, 2007

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Officers and Trustees/Directors

Robert C. Doll, Jr., President and Trustee/Director
Ronald W. Forbes, Trustee/Director
Cynthia A. Montgomery, Trustee/Director
Jean Margo Reid, Trustee/Director
Roscoe S. Suddarth, Trustee/Director
Richard R. West, Trustee/Director
Donald C. Burke, Vice President and Treasurer
John M. Loffredo, Senior Vice President
Timothy T. Browse, Vice President
Robert D. Sneeden, Vice President
Jeffrey Hiller, Fund Chief Compliance Officer
Alice A. Pellegrino, Secretary

Transfer Agents

Common Shares/Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Shares/Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

--------------------------------------------------------------------------------
Effective January 1, 2007, Edward D. Zinbarg retired as a Trustee/Director of BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. The Funds' Boards of Trustees/Directors wish Mr. Zinbarg well in his retirement.
--------------------------------------------------------------------------------

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Effective April 13, 2007, Jeffrey Hiller resigned his position as Chief
Compliance Officer of the Funds. Also effective April 13, 2007, Karen Clark was appointed Chief Compliance Officer of the Funds. Ms. Clark has been a Managing Director of BlackRock, Inc. since 2007. She was a Director thereof from 2005 to 2007. Prior to that, Ms. Clark was a principal and senior compliance officer at State Street Global Advisors from 2001 to 2005. Ms. Clark was a principal consultant with PricewaterhouseCoopers, LLP from 1998 to 2001. From 1993 to 1998, Ms. Clark was Branch Chief, Division of Investment Management and Office of Compliance Examinations, with the U.S. Securities and Exchange Commission.
--------------------------------------------------------------------------------


               SEMI-ANNUAL REPORTS                    FEBRUARY 28, 2007       31

These reports, including the financial information herein, are transmitted to shareholders of BlackRock MuniHoldings Florida Insured Fund and BlackRock MuniHoldings New York Insured Fund, Inc. for their information. This is not a prospectus. Past per formance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares or Stock and intend to remain leveraged by issuing Preferred Shares or Stock to provide the Common Shareholders or Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders or Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares or Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares or Stock may affect the yield to Common Shareholders or Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Infor mation about how the Funds vote proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock MuniHoldings Florida Insured Fund
BlackRock MuniHoldings New York Insured Fund, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011

                                                                       BlackRock

                                                                    #MHFLNY-2/07

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of February 28, 2007.

         (a)(1) BlackRock MuniHoldings Florida Insured Fund is managed by a team of investment professionals comprised of Robert D. Sneeden, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock, and Walter O'Connor, Managing Director at BlackRock. Each is a member of BlackRock's municipal tax-exempt management group. Mr. Jaeckel and Mr. O'Connor are responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Sneeden is the Fund's lead portfolio manager and is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Jaeckel and O'Connor have been members of the Fund's management team since 2006 and Mr. Sneeden has been the Fund's portfolio manager since 1998.

         Mr. Jaeckel joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of Merrill Lynch Investment Managers, L.P. (""MLIM") from 2005 to 2006 and a Director of MLIM from 1997 to 2005. He has been a portfolio manager with BlackRock or MLIM since 1991.

         Mr. O'Connor joined BlackRock in 2006. Prior to joining BlackRock, he was a Managing Director (Municipal Tax-Exempt Fund Management) of MLIM from 2003 to 2006 and was a Director of MLIM from 1997 to 2002. He has been a portfolio manager with BlackRock or MLIM since 1991.

         Mr. Sneeden joined BlackRock in 2006. Prior to joining BlackRock, he was a Director (Municipal Tax-Exempt Fund Management) of MLIM since 2006 and was a Vice President of MLIM from 1998 to 2006. Mr. Sneeden has been a portfolio manager with BlackRock or MLIM since 1994.

         (a)(2) As of February 28, 2007:

                                                                                           (iii) Number of Other Accounts and
                                  (ii) Number of Other Accounts Managed                     Assets for Which Advisory Fee is
                                       and Assets by Account Type                                 Performance-Based
                            Other                                                    Other
                         Registered          Other Pooled                          Registered        Other Pooled
(i) Name of              Investment           Investment             Other         Investment         Investment          Other
Portfolio Manager         Companies            Vehicles            Accounts         Companies          Vehicles          Accounts
                         ----------                                                ----------
Robert Sneeden                      12                   0                   0                 0                 0                 0
                       $ 2,262,466,608     $             0     $             0   $             0   $             0   $             0
Theodore R.
Jaeckel, Jr.                        80                   0                   0                 0                 1                 0
                       $28,849,201,248     $             0     $             0   $             0   $    28,165,980   $             0
Walter
O'Connor                            80                   0                   0                 0                 0                 0
                       $28,849,201,248     $             0     $             0   $             0   $             0   $             0

         (iv) Potential Material Conflicts of Interest

         BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

         As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

         (a)(3) As of February 28, 2007:

                  Portfolio Manager Compensation

                  Compensation Program

                  The elements of total compensation for portfolio managers on BlackRock's municipal team include a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide these portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, compensation levels for these portfolio managers fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

                  Base compensation

                  Like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

                  Performance-Based Compensation

                  BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to a subset of Florida municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

                  Long-Term Retention and Incentive Plan (LTIP)

                  The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

                  Cash Bonus

                  Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

                  Stock Bonus

                  A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

                  Other Compensation Programs

                  Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

                  Other Benefits

                  Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

         (a)(4) Beneficial Ownership of Securities. As of February 28, 2007, neither of Messrs. Sneeden, Jaeckel or O'Connor beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The Registrant's principal executive and principal financial officers have evaluated the Registrant's disclosure controls and procedures, including internal control over financial reporting, within 90 days of this filing. Such principal officers have concluded that as of February 28, 2007 the Registrant's disclosure controls and procedures were effective in design and operation to reasonably ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported within the required time periods, and were sufficient to form the basis of the certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended. Prior to reaching that conclusion, such principal officers had become aware of matters relating to the Registrant's participation in certain inverse floater structures that necessitated restatement of financial information included in Item 1 of this filing. As a result, management of the Registrant had reevaluated certain disclosure controls and procedures determined not to be effective, as discussed more fully below.

         Management of the Registrant is responsible for establishing and maintaining effective internal control over financial reporting. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. The Registrant's internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with U.S. generally accepted accounting principles. Such internal control includes policies and procedures that provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use or disposition of a registrant's assets that could have a material effect on the financial statements.

         Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

         A control deficiency exists when the design or operation of a control does not allow management or employees, in the normal course of performing their assigned functions, to prevent or detect misstatements on a timely basis. A significant deficiency is a control deficiency, or combination of control deficiencies, that adversely affects the Registrant's ability to initiate, authorize, record, process or report financial data reliably in accordance with generally accepted accounting principles such that there is more than a remote likelihood that a misstatement of the Registrant's annual or interim financial statements that is more than inconsequential will not be prevented or detected. A material weakness is a significant deficiency, or combination of significant deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

         Prior to the filing of the Registrant's Form N-CSR, the Registrant identified the following control deficiency, that was determined to be a material weakness, as defined above, in the Registrant's internal control over financial reporting at February 28, 2007. The Registrant's controls related to the review and analysis of relevant terms and conditions of transfers of certain assets pertaining to inverse floater structures were not operating effectively to appropriately determine whether the transfers of assets qualified for sale accounting under the provisions of Statement of Financial Accounting Standards No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" ("SFAS 140"). As a result, these controls did not detect that certain transfers were not appropriately recorded as borrowings. Accordingly, the Registrant's financial statements as of and for the period ended February 28, 2007, including prior periods where applicable, were adjusted prior to being issued to appropriately reflect transfers of such securities as secured borrowings and to report the related income and expense. These adjustments had no impact on net assets, net asset value per share or total return.

         Prior to the evaluation of the design and operation of the Registrant's disclosure controls and procedures at February 28, 2007, the Registrant's disclosure controls and procedures were modified to enhance the review and analysis of the relevant terms and conditions of transfers of securities in connection with inverse floater structures in light of SFAS 140.

11(b) - There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second half of the Registrant's fiscal year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting. However, as discussed above, as of February 28, 2007, the Registrant has enhanced controls related to the application of SFAS 140.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Florida Insured Fund


By: /s/ Robert C. Doll, Jr.
    -------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniHoldings Florida Insured Fund

Date: April 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock MuniHoldings Florida Insured Fund

Date: April 23, 2007


By: /s/ Donald C. Burke
    -------------------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock MuniHoldings Florida Insured Fund

Date: April 23, 2007